Exhibit 4-A








                         JERSEY CENTRAL POWER & LIGHT COMPANY


                                         AND


                       UNITED STATES TRUST COMPANY OF NEW YORK,

                                                            As Trustee





                                      INDENTURE


                          Dated as of _____________ 1, 1995







                     Providing for the Issuance of Subordinated
                           Debentures in Series and for the
                   __% Deferrable Interest Subordinated Debentures,
                                  Series A, due 2044





               INDENTURE, dated as of ___________ 1, 1995, by and between Jersey Central Power & Light Company, a New Jersey corporation (the "Company"), and United States Trust Company of New York, as trustee (the "Trustee").


               Whereas, the Company desires to borrow money from time to time and to issue securities from time to time, in one or more series, including securities to be issued from time to time to one or more of its Subsidiaries, as in this Indenture provided; and


               Whereas, the Company has authorized the issuance of the initial series of securities to be known as the __% Deferrable Interest Subordinated Debentures, Series A, due 2044 (the "Series A Securities"), and to provide therefor, the Company has duly authorized the execution and delivery of this Indenture, and all things necessary to make the Series A Securities when duly issued and executed by the Company and authenticated and delivered hereunder, the valid obligations of the Company, and to make this Indenture a valid and binding agreement of the Company, in accordance with its terms, have been done;


               Now, therefore, each party, intending to be legally bound hereby, agrees as follows for the equal and ratable benefit of the Holders of the Series A Securities:


                                      ARTICLE 1
                         DEFINITIONS AND INCORPORATION BY REFERENCE


          SECTION 1.01   Definitions.


               "Affiliate" of any specified Person means any other Person, directly or indirectly, controlling or controlled by or under direct or indirect common control with such specified Person. When used with respect to any Person, "control" means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.


               "Board of Directors" means the Board of Directors of the Company or any committee thereof duly authorized to act on behalf of such Board, and any resolution of the Board of Directors means any resolution of the Board of Directors or any committee thereof duly authorized to act on behalf of such Board.









               "Business Day" means any day other than a day on which banking institutions in The City of New York are authorized or required by law to close.

               "Capital Lease Obligations" of a Person means any obligation which is required to be classified and accounted for as a capital lease on the face of a balance sheet of such Person prepared in accordance with GAAP.


               "Capital Stock" means any and all shares, interests, rights to purchase, warrants, options, participations or other equivalents of or interests in (however designated) corporate stock, including any Preferred Stock.


               "Company" means Jersey Central Power & Light Company until a Successor replaces it pursuant to Article 5 of this Indenture and, thereafter, shall mean the Successor.


               "Default" means any event which is, or after notice or passage of time, or both, would be, an Event of Default.


               "Exchange Act" means the Securities Exchange Act of 1934, as amended.


               "GAAP" means generally accepted accounting principles set forth in the opinions and pronouncements of the Accounting Principles Board of the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board.


               "Guarantee" means the Payment and Guarantee Agreement, or other guaranty, if any, of the Company of the payment of periodic cash distributions, and payments on liquidation or redemption, with respect to the Preferred Securities of any series.


               "Indenture" means this indenture, as amended or supplemented from time to time in accordance with the terms hereof, including the provisions of the TIA that are deemed to be a part hereof.


               "Interest Payment Date" means the interest payment date specified in the Securities.


               "Issue Date" means the date on which the Securities are originally issued.








               "JCP&L Capital" means JCP&L Capital, L. P., a Delaware limited partnership, all of the Voting Interests of which are indirectly owned by the Company through a Wholly Owned Subsidiary. JCP&L Capital also means any successor in interest to JCP&L Capital, L. P., regardless of its form, including a business trust.

               "Officer" means, with respect to any corporation, the Chairman of the Board, the Chief Executive Officer, the President, any Vice President, the Treasurer or any Assistant Treasurer or the Secretary or any Assistant Secretary of such corporation.


               "Officer's Certificate" means a written certificate containing the applicable information specified in Sections 11.04 and 11.05 hereof, signed in the name of the Company by any one of its Officers, and delivered to the Trustee.


               "Opinion of Counsel" means a written opinion containing the applicable information specified in Sections 11.04 and 11.05 hereof, by legal counsel who is reasonably acceptable to the Trustee.


               "Person"  means  any  individual, corporation,  partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

               "Preferred Securities" means the securities representing limited partner interests of JCP&L Capital of any series with a preference in respect of cash distributions and amounts payable on liquidation over the Voting Interests indirectly owned by the Company. Preferred Securities also means any securities issued by JCP&L Capital in substitution for the Preferred Securities, including preferred undivided beneficial interests in the properties of a business trust.


               "Preferred Stock" means any class of Capital Stock of an issuer that is preferred as to dividends or rights in liquidation as compared with any other class of Capital Stock of the same issuer.

               "Record Date" with respect to any security means the date set to determine the holders of any security entitled to participate in any distribution, dividend, interest or other payment or to vote, consent, make a request or exercise any other right associated with such security.









               "Redemption Date" or "redemption date" means the date specified for the redemption of Securities in accordance with the terms of the Securities and Article 3 of this Indenture.


               "Redemption Price" or "redemption price", with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture and the Securities.


               "Regular Record Date", with respect to an interest payment on the Securities, means the date set forth on the face of the Securities for the determination of Holders entitled to receive payment of interest on the next succeeding interest payment date.


               "SEC"  or "Commission"  means  the  Securities and  Exchange
          Commission.

               "Securities" means any of the securities of any series issued, authenticated and delivered under this Indenture.


               "Series A Preferred Securities" means the securities representing limited partner interests of JCP&L Capital, with a preference in respect of cash distributions and amounts payable on liquidation over the Voting Interests indirectly owned by the Company, the proceeds of the sale of which are used by JCP&L Capital to purchase Series A Securities. Series A Preferred Securities also means any Preferred Securities issued by JCP&L Capital in substitution for the Series A Preferred Securities originally issued by JCP&L Capital.


               "Series A Securities" means any of the Company's __% Deferrable Interest Subordinated Debentures, Series A, due 2044, issued under this Indenture.

               "Securities Act" means the Securities Act of 1933, as amended.

               "Securityholder" or "Holder" means a Person in whose name a Security is registered on the Registrar's books.

               "Senior Indebtedness" means, without duplication, (i) the principal of and premium (if any) in respect of (A) indebtedness of the Company for money borrowed and (B) indebtedness evidenced by securities, debentures, bonds or other similar instruments (including purchase money obligations) for payment of which the Company is responsible or liable; (ii) all Capital Lease Obligations of the Company; (iii) all obligations of the Company issued or assumed as the deferred purchase price of property, all conditional sale obligations of the Company and all obligations of the Company under any title retention agreement (but excluding trade accounts payable arising in the ordinary course of






          business); (iv) all obligations of the Company for the reimbursement of any obligor on any letter of credit, banker's acceptance, security purchase facility or similar credit transaction (other than obligations with respect to letters of credit securing obligations (other than obligations described in (i) through (iii) above) entered into in the ordinary course of business of the Company to the extent such letters of credit are not drawn upon or, if and to the extent drawn upon, such drawing is reimbursed no later than the third Business Day following receipt by the Company of a demand for reimbursement following payment on the letter of credit); (v) all obligations of the type referred to in clauses (i) through (iv) of other Persons for the payment of which the Company is responsible or liable as obligor, guarantor or otherwise; and (vi) all obligations of the type referred to in clauses (i) through (v) of other Persons secured by any lien on any property or asset of the Company (whether or not such obligation is assumed by the Company), the amount of such obligation being deemed to be the lesser of the value of such property or assets or the amount of the obligation so secured; provided, however, that Senior Indebtedness does not include endorsements of negotiable instruments for collection in the ordinary course of business. Notwithstanding anything to the contrary in the foregoing, Senior Indebtedness shall not include any indebtedness that is by its terms subordinated to or pari passu with the Securities or any indebtedness between or among the Company and any Affiliates.


               "Stated Maturity" means, with respect to any security, the date specified in such security as the fixed date on which the principal of such security is due and payable, including pursuant to any mandatory prepayment provision.


               "Subsidiary" means any corporation, association, partnership, limited liability company or other business entity of which more than 50% of the total voting power of all the Voting Stock or Voting Interests is at the time owned or controlled, directly or indirectly, by (i) the Company, (ii) the Company and one or more Subsidiaries, or (iii) one or more Subsidiaries.


               "TIA" means the Trust Indenture Act of 1939, as amended and as in effect on the date of this Indenture; provided, however, that if the TIA is amended after such date, TIA means, to the extent required by any such amendment, the TIA as so amended.


               "Trust Officer" means the Chairman of the Board of Directors, the President, or any other officer or assistant officer of the Trustee assigned by the Trustee to administer its corporate trust matters.








               "Trustee" means the party named as the "Trustee" in the first paragraph of this Indenture until a successor replaces it pursuant to the applicable provisions of this Indenture and, thereafter, shall mean such successor.


               "U.S. Government Obligations" means direct obligations (or certificates representing an ownership interest in such obligations) of the United States of America (including any agency or instrumentality thereof) for the payment of which the full faith and credit of the United States of America is pledged and which are not callable at the issuer's option and repurchase obligations with respect to any of the foregoing entered into with any depository institution or trust company incorporated under the laws of the United States of America or any state thereof and subject to the supervision and examination by federal and/or state banking authorities if such repurchase obligation is by its terms to be performed by the repurchaser within 30 days of the repurchase agreement.


               "Voting Interests" means interests (including partnership interests) entitled (without regard to the occurrence of any contingency) to vote in the election of directors, managers or a trustee of an entity or to direct the management of the affairs of such entity.


               "Voting Stock" means, with respect to a corporation, all classes of Capital Stock then outstanding of such corporation normally entitled to vote in elections of directors.


               "Wholly Owned Subsidiary" means a Subsidiary all the Voting Stock or Voting Interests of which (other than directors' qualifying shares) are owned by the Company or another Wholly Owned Subsidiary.


          SECTION 1.02   Other Definitions.

               TERM                          DEFINED IN SECTION

               "Act" . . . . . . . . . . . . . . . . . .    1.05
               "Additional Interest. . . . . . . . . . .    4.01
               "Bankruptcy Law"  . . . . . . . . . . . .    6.01
               "Control" . . . . . . . . . . . . . . . .    1.01
               "Custodian" . . . . . . . . . . . . . . .    6.01
               "Event of Default". . . . . . . . . . . .    6.01
               "Extension Period". . . . . . . . . . . .    4.01
               "Legal Holiday" . . . . . . . . . . . . .   11.08
               "Notice of Default" . . . . . . . . . . .    6.01
               "Paying Agent"  . . . . . . . . . . . . .    2.04
               "Register"  . . . . . . . . . . . . . . .    2.04
               "Registrar" . . . . . . . . . . . . . . .    2.04






               "Successor" . . . . . . . . . . . . . . .    5.01







          SECTION 1.03   Incorporation by Reference of Trust Indenture Act.

               Whenever this Indenture refers to a provision of the TIA, such provision is incorporated by reference in and made a part of this Indenture. The following TIA terms used in this Indenture have the following meanings:


               "Commission" means the SEC.


               "indenture securities" means the Securities.


               "indenture    security   holder"    means   a    Holder   or
          Securityholder.


               "indenture to be qualified" means this Indenture.


               "indenture trustee" or "institutional trustee" means the Trustee.


               "obligor" on the indenture securities means the Company and any other obligor on the Securities.


               All other TIA terms used in this Indenture that are defined by the TIA, defined by TIA reference to another statute or defined by SEC rule have the meanings assigned to them by such definitions.


          SECTION 1.04   Rules of Construction.

          Unless the context otherwise requires:


               (1)  a term has the meaning assigned to it;


               (2) an accounting term not otherwise defined has the meaning assigned to it in accordance with GAAP;








               (3)  "or" is not exclusive;


               (4)  "including" means including, without limitation;


               (5) words in the singular include the plural, and words in the plural include the singular;


               (6) "herein," "hereof" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision; and


               (7) whenever the masculine gender is used herein, it shall be deemed to include the female gender and the neuter, as well.


          SECTION 1.05.  Acts of Holders.

               (1) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee and, where it is hereby expressly required, to the Company. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of Holders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section.


               (2) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner which the Trustee deems sufficient.


               (3) The ownership of Securities shall be proved by the Register.


               (4) Any request, demand, authorization, direction, notice, consent, waiver or other Act of the Holder of any Security shall bind every future Holder of the same Security and the holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the






          Company in reliance thereon, whether or not notation of such action is made upon such Security.


               (5) If the Company solicits from the Holders any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by or pursuant to a resolution of its Board of Directors, fix in advance a record date for the determination of Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on such record date shall be deemed to be Holders for the purposes of determining whether Holders of the requisite proportion of outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the outstanding Securities shall be computed as of such record date.


                                      ARTICLE 2
                       THE SECURITIES; THE SERIES A SECURITIES


          SECTION 2.01   Issue of Securities Generally.

               The Securities may be issued in one or more series as from time to time shall be authorized by the Board of Directors.


               The Securities of each series and the Trustee's Certificate of Authentication shall be substantially in the forms to be attached as exhibits to this Indenture or supplemental indenture providing for their issuance, but in the case of Securities other than Series A Securities, with such inclusions, omissions and variations as are authorized or permitted by this Indenture. The Securities may have such letters, numbers or other marks of identification or designation and such legends or endorsements printed, lithographed or engraved thereon as the Company may deem appropriate and as are not inconsistent with the provisions of this Indenture, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any securities exchange on which the Securities may be listed, or to conform to usage. Each Security shall be dated the date of its authentication.


               The several series of Securities may differ from the Series A Securities, and as and between series, in respect of any or all of the following matters:







                    (a)  designation;

                    (b)  date or dates of maturity, which may be serial;

                    (c) rate (or method of determining the rate) of interest or Additional Interest, if any;

                    (d)  interest  payment  dates   and  the  frequency  of
               interest payments;

                    (e) provisions, if any, authorizing the Company to extend the interest payment dates;

                    (f)  authorized denominations;

                    (g) the place or places for the payment of principal and for the payment of interest;

                    (h) limitation, if any, upon the aggregate principal amount of Securities of the series which may be issued;

                    (i) provisions, if any, with regard to any obligation of the Company to permit the exchange of the Securities of such series into stock or other securities of the Company or of any other corporations or entities;

                    (j) provisions, if any, reserving to the Company the right to redeem all or any part of the Securities of such series before maturity at such time or times, upon such notice and at such redemption price or prices (together with accrued interest to the date of redemption) as may be specified in the respective forms of Securities;

                    (k) provisions, if any, for any sinking or analogous fund with respect to the Securities of such series; and

                    (l) any other provisions expressing or referring to the terms and conditions upon which the Securities of such series are to be issued under this Indenture which are not in conflict with the provisions of this Indenture;


          in each case as determined and specified by the Board of Directors. The Trustee shall not authenticate and deliver Securities of any series (other than the Series A Securities) upon initial issue unless the terms and conditions of such series shall have been set forth in a supplemental indenture entered into between the Company and the Trustee as provided in Section
          9.01 hereof.


          SECTION 2.02 Form of the Series A Securities; Denominations; Global Security.








               The Series A Securities and the Trustee's Certificate of Authentication shall be substantially in the form of Exhibit A attached hereto. The terms and provisions contained in the Series A Securities, a form of which is annexed hereto as Exhibit A, shall constitute, and are hereby expressly made, a part of this Indenture. The Company and the Trustee, by their execution and delivery of this Indenture, expressly agree to such terms and provisions and to be bound thereby.


               The Trustee shall authenticate and make available for delivery Series A Securities for original issue in the aggregate principal amount of $___________ for issuance to JCP&L Capital in consideration of a cash payment equal to the principal amount thereof, upon a resolution of the Board of Directors and a written order of the Company signed by two Officers of the Company, but without any further action by the Company. Such order shall specify the date on which the original issue of the Series A Securities is to be authenticated and delivered. The aggregate principal amount of Series A Securities outstanding at any time may not exceed $___________, except as provided in
          Section 2.08 hereof.


               The Series A Securities shall be issuable only in registered form without coupons and only in denominations of $25.00 and any integral multiple thereof.


               Initially, the Series A Securities shall be issued as a temporary certificate in global form, that is, as one Security for the total principal amount of the Series A Securities to be outstanding, registered in the name of JCP&L Capital. If and when the Series A Securities are registered in the name of a custodian, the custodian shall be responsible for maintaining records of the names and addresses of, and the principal amounts owned by, the beneficial owners of its global Security. After initial issuance, the Series A Securities may be transferred or exchanged in accordance with Section 2.07 hereof.


          SECTION 2.03   Execution and Authentication.

               The Securities shall be executed on behalf of the Company by its Chief Executive Officer, its President or one of its Vice Presidents, under its corporate seal imprinted or reproduced thereon attested by its Secretary or one of its Assistant Secretaries. The signature of any such Officer on the Securities may be manual or facsimile.


               Securities bearing the manual or facsimile signatures of individuals who were at any time the proper Officers of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior






          to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

               No Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a Certificate of Authentication duly executed by the Trustee by manual signature of an authorized officer, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and made available for delivery hereunder.

               The Trustee shall act as the initial authenticating agent. Thereafter, the Trustee, with the concurrence of the Company, may appoint an authenticating agent. An authenticating agent may authenticate Securities whenever the Trustee may do so. Each reference in this Indenture to authentication by the Trustee includes authentication by such agent. An authenticating agent has the same rights as a Paying Agent to deal with the Company or an Affiliate of the Company.


          SECTION 2.04   Registrar and Paying Agent.

               The Company shall maintain or cause to be maintained, within the State of New York, an office or agency where the Securities may be presented for registration of transfer or for exchange ("Registrar"), an office or agency where Securities may be presented or surrendered for redemption or payment ("Paying Agent"), and an office or agency where notices and demands to or upon the Company in respect of the Securities and this Indenture may be served. The Registrar shall keep a register (the "Register") of the Securities and of their transfer and exchange. The Register shall be open to inspection by the Company and the Trustee at all reasonable times. The Company may have one or more co-Registrars and one or more additional Paying Agents. The terms Paying Agent and Registrar include any additional paying agent and co-Registrar. The corporate trust office of the Trustee at 114 West 47th Street, New York, New York, 10036,
          Attention: Corporate Trust Department, Department B, shall initially be the location for the Registrar, Paying Agent and agent for service of notice or demands on the Company.


               The Company shall enter into an appropriate agency agreement with any Registrar, Paying Agent or co-Registrar (if not the Trustee or the Company). The agreement shall implement the provisions of this Indenture that relate to such agent. The Company shall give prompt written notice to the Trustee of any change of location of such office or agency. If at any time the Company shall fail to maintain or cause to be maintained any such required office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the address of the Trustee set forth in Section 11.02 hereof. The Company shall notify the






          Trustee of the name and address of any such agent. If the Company fails to maintain a Registrar, Paying Agent or agent for service of notices or demands, the Trustee shall act as such and shall be entitled to appropriate compensation therefor pursuant to Section
          7.07 hereof. The Company or any Affiliate of the Company may act as Paying Agent, Registrar or co-Registrar or agent for service of notices and demands.


               The Company may also from time to time designate one or more other offices or agencies where the Securities may be presented or surrendered for any or all such purposes and may from time to time rescind such designations. The Company will give prompt written notice to the Trustee of any such designation or rescission and of any change in location of any such other office or agency.


          SECTION 2.05   Paying Agent to Hold Money in Trust.

               Except as otherwise provided herein, prior to each due date of the principal and interest on any Security, the Company shall deposit with the Paying Agent a sum of money sufficient to pay such principal and interest so becoming due. The Company shall require each Paying Agent (other than the Trustee or the Company) to agree in writing that such Paying Agent shall hold in trust for the benefit of Securityholders or the Trustee all money held by the Paying Agent for the payment of principal and interest on the Securities and shall notify the Trustee of any default by the Company in making any such payment. At any time during the continuance of any such default, the Paying Agent shall, upon the request of the Trustee, forthwith pay to the Trustee all money so held in trust and account for any money disbursed by it. The Company at any time may require a Paying Agent to pay all money held by it to the Trustee and to account for any money disbursed by it. Upon doing so, the Paying Agent shall have no further liability for the money so paid over to the Trustee. If the Company, a Subsidiary or an Affiliate of either of them acts as Paying Agent, it shall segregate the money held by it as Paying Agent and hold it as a separate trust fund.


          SECTION 2.06   Securityholder Lists.

               The Trustee shall preserve in as current a form as is reasonably practicable the most recent list available to it of the names and addresses of Securityholders. If the Trustee is not the Registrar, the Company shall cause to be furnished to the Trustee on or before the Record Date for each interest payment date and at such other times as the Trustee may request in writing, within five Business Days of such request, a list, in such form as the Trustee may reasonably require, of the names and addresses of Securityholders.








          SECTION 2.07   Transfer and Exchange.

               When Securities of any series are presented to the Registrar or a co-Registrar with a request to register the transfer or to exchange them for an equal principal amount of Securities of the same series of other authorized denominations, the Registrar shall register the transfer or make the exchange as requested if its requirements for such transactions are met. To permit registrations of transfer and exchanges of Securities of any series, the Company shall execute and the Trustee shall authenticate Securities of the same series, all at the Registrar's request.


               Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by the Holder or his attorney duly authorized in writing.


               The Company shall not charge a service charge for any registration of transfer or exchange, but the Company may require payment of a sum sufficient to pay all taxes, assessments or other governmental charges that may be imposed in connection with the transfer or exchange of the Securities from the Securityholder requesting such transfer or exchange (other than any exchange of a temporary Security for a definitive Security not involving any change in ownership).


               The Company shall not be required to make, and the Registrar need not register, transfers or exchanges of (a) any Security for a period beginning at the opening of business five days before the mailing of a notice of redemption of Securities and ending at the close of business on the day of such mailing or (b) any Security selected, called or being called for redemption, except, in the case of any Security to be redeemed in part, the portion thereof not to be redeemed.


          SECTION 2.08   Replacement Securities.

               If (a) any mutilated Security is surrendered to the Company or the Trustee, or (b) the Company and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Security, and there is delivered to the Company and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Company or the Trustee that such Security has been acquired by a bona fide purchaser, the Company shall execute in exchange for any such mutilated Security of any series or in lieu of any such destroyed, lost or stolen Security of any series, a new Security of the same series and of like tenor and principal amount,






          bearing a number not contemporaneously outstanding, and the Trustee shall authenticate and make such new Security available for delivery.


               In case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, or is about to be redeemed by the Company pursuant to Article 3 hereof, the Company in its discretion may, instead of issuing a new Security, pay or purchase such Security, as the case may be.


               Upon the issuance of any new Securities under this Section 2.08, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) in connection therewith.


               Every new Security issued pursuant to this Section 2.08 in lieu of any mutilated, destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company whether or not the mutilated, destroyed, lost or stolen Security shall be at any time enforceable by anyone, and shall be entitled to all benefits of this Indenture equally and ratably with any and all other Securities duly issued hereunder.


               The provisions of this Section 2.08 are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.


          SECTION 2.09   Outstanding Securities; Determinations of Holders'
                         Action.

               Securities outstanding at any time are all the Securities authenticated by the Trustee except for those canceled by it, those delivered to it for cancellation, those mutilated, destroyed, lost or stolen Securities referred to in Section 2.08 hereof, those redeemed by the Company pursuant to Article 3 hereof, and those described in this Section 2.09 as not outstanding. A Security does not cease to be outstanding because the Company or a Subsidiary or Affiliate thereof holds the Security; provided, however, that in determining whether the Holders of the requisite principal amount of Securities have given or concurred in any request, demand, authorization, direction, notice, consent or waiver hereunder, Securities owned by the Company or any Affiliate or Subsidiary of the Company (other than JCP&L Capital, so long as any of its Preferred Securities are outstanding) shall be disregarded and deemed not to be outstanding; provided, further, that if the Trustee is making such determination, it shall disregard only such Securities as it knows to be owned by the Company or any






          Affiliate  or  Subsidiary thereof.    Securities  owned by  JCP&L
          Capital shall be deemed to be outstanding, so long as any of its Preferred Securities are outstanding.


               Subject to the foregoing, only Securities outstanding at the time of such determination shall be considered in any such determination (including determinations pursuant to Articles 3, 6 and 9).


               If a Security is replaced pursuant to Section 2.08, it ceases to be outstanding unless the Trustee receives proof satisfactory to it that the replaced Security is held by a bona fide purchaser.


               If the  Paying  Agent (other  than  the Company)  holds,  in accordance with this Indenture, whenever payment of principal on the Securities is due, whether at Stated Maturity, upon acceleration or on a Redemption Date, money sufficient to pay the Securities payable on that date, then immediately on the date of Stated Maturity, upon acceleration or on such Redemption Date, as the case may be, such Securities shall cease to be outstanding, and interest, if any, on such Securities shall cease to accrue.


          SECTION 2.10   Temporary Securities.

               Until definitive Securities are ready for delivery, the Company may execute temporary Securities, and upon the Company's written request, signed by two Officers of the Company, the Trustee shall authenticate and make such temporary Securities available for delivery. Temporary Securities shall be printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the definitive Securities of the same series in lieu of which they are issued and with such appropriate insertions, omissions, substitutions and other variations as the Officers of the Company executing such Securities may determine, as conclusively evidenced by their execution of such Securities.


               If temporary Securities of any series are issued (except for the global form of certificate issued initially as described in
          Section 2.02 hereof), the Company shall cause definitive Securities of the same series to be prepared without unreasonable delay. After the preparation of definitive Securities, the temporary Securities of the same series shall be exchangeable for such definitive Securities upon surrender of such temporary Securities at the office or agency of the Company designated for such purpose pursuant to Section 2.04 hereof, without charge to the Holder. Upon surrender for cancellation of any one or more temporary Securities of any series, the Company shall execute a like principal amount of definitive Securities of the same series






          of  authorized  denominations,  and  the  Trustee,  upon  written request of the Company signed by two Officers of the Company, shall authenticate and make such Securities available for delivery in exchange therefor. Until so exchanged, the temporary Securities shall in all respects be entitled to the same benefits under this Indenture as definitive Securities.


          SECTION 2.11   Cancellation.

               All Securities surrendered for payment, redemption by the Company pursuant to Article 3 hereof or registration of transfer or exchange shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by the Trustee. The Company may at any time deliver to the Trustee for cancellation any Securities previously authenticated and made available for delivery hereunder which the Company may have acquired in any manner whatsoever, and all Securities so delivered shall be promptly canceled by the Trustee. The Company may not reissue, or issue new Securities to replace, Securities it has paid or delivered to the Trustee for cancellation. No Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this
          Section 2.11, except as expressly permitted by this Indenture. All canceled Securities held by the Trustee shall be destroyed by the Trustee, and the Trustee shall deliver a certificate of destruction to the Company.


          SECTION 2.12   CUSIP Numbers.

               The Company, in issuing the Securities of any series, may use "CUSIP" numbers applicable to such series (if then generally in use), and the Trustee shall use CUSIP numbers in notices of redemption or exchange as a convenience to Holders; provided that any such notice shall state that no representation is made as to the correctness of such numbers either as printed on the Securities or as contained in any notice of redemption or exchange and that reliance may be placed only on the other identification numbers printed on the Securities and any redemption shall not be affected by any defect in or omission of such numbers.


          SECTION 2.13   Defaulted Interest.

               If the Company defaults in a payment of interest on the Securities on the interest payment date, it shall pay the defaulted interest, plus (to the extent lawful) any interest payable on the defaulted interest, to the Persons who are Holders on a subsequent special record date, and such special record date, as used in this Section 2.13 with respect to the payment of any defaulted interest, shall mean the 15th day next preceding the date fixed by the Company for the payment of defaulted interest, whether or not such day is a Business Day. At least 15






          days before the subsequent special record date, the Company shall mail to each Holder and to the Trustee a notice that states the subsequent special record date, the payment date and the amount of defaulted interest to be paid.





                                      ARTICLE 3
                                      REDEMPTION

          SECTION 3.01   Redemption Right, Obligation; Notice to Trustee.

               (a) The Company, at its option, may redeem the Securities pursuant to paragraph 6 of the Securities, subject to paragraph
          (c) hereof.

               (b) If JCP&L Capital redeems all or a portion of any series of Preferred Securities, the Company shall also redeem, pursuant to paragraph 6 of the Securities, all or a corresponding portion, as the case may be, of the series of Securities that JCP&L Capital purchased with the proceeds from the sale of such series of Preferred Securities.

               (c) The Company may not redeem (or otherwise purchase) less than all of the Securities of any series if as a result of such partial redemption (or purchase) such series of the Securities would be delisted from any national securities exchange on which they are then listed, and in such case if the Company elects to redeem (or otherwise purchase) any of the Securities of such series, it shall redeem (or otherwise purchase) all of them. If as a result of the redemption by JCP&L Capital of any series of Preferred Securities, such series would be delisted from any national securities exchange on which such series is then listed, the Company shall also redeem all of the Securities that were purchased by JCP&L Capital with the proceeds from the sale of such series of Preferred Securities.

               (d) If the Company elects or is required to redeem Securities pursuant to paragraph 6 of the Securities, it shall notify the Trustee in writing of the Redemption Date, the aggregate principal amount of Securities to be redeemed and the Redemption Price. The Company shall give such notice to the Trustee at least 45 days before the Redemption Date (unless a shorter notice shall be satisfactory to the Trustee).

          SECTION 3.02   Selection of Securities to be Redeemed.

               If less than all the outstanding Securities of any series are to be redeemed at any time, the Trustee shall select the Securities of such series to be redeemed in compliance with the requirements of the principal national securities exchange, if any, on which the Securities are listed, or if the Securities are not listed on a national securities exchange, on a pro rata




          basis, by lot or, any other method the Trustee considers fair and appropriate. If all of the Securities of the series to be partially redeemed are held in global form by the Depository Trust Company or any successor securities depository, as custodian, it shall select the Securities by lot. The Trustee shall make the selection at least 30 days, but not more than 90 days, before the Redemption Date from outstanding Securities not previously called for redemption. Securities and portions of them the Trustee selects shall be in authorized denominations only. Provisions of this Indenture that apply to Securities called for redemption also apply to portions of Securities called for redemption. The Trustee shall notify the Company promptly of the Securities or portions of Securities to be redeemed.


          SECTION 3.03   Notice of Redemption; Conditional Notice.

               At least 30 days but not more than 90 days before a Redemption Date, the Company shall mail or cause to be mailed a notice of redemption by first-class mail, postage prepaid, to each Holder of Securities to be redeemed at the Holder's last address, as it appears on the Register. A copy of such notice shall be mailed to the Trustee when the notice is mailed to Holders of Securities. At the Company's written request, the Trustee shall give the notice of redemption in the Company's name and at its expense.


               The notice shall identify the Securities (by series and by certificate number) to be redeemed, the provision of the Securities or this Indenture pursuant to which the Securities called for redemption are being redeemed and shall state:


               (1)  the Redemption Date;

               (2)  the Redemption Price;

               (3)  the CUSIP number (subject to Section 2.12 hereof);

               (4)  the name and address of the Paying Agent;

               (5)  that   Securities   called  for   redemption   must  be
          surrendered to the Paying Agent to collect the Redemption Price;

               (6) if fewer than all the outstanding Securities of any series are to be redeemed, the identification and principal amounts of the particular Securities to be redeemed and that, on and after the Redemption Date, upon surrender of such Securities, a new Security or Securities of the same series in principal amount equal to the unredeemed portion thereof will be issued; and

               (7) that, unless the Company defaults in making such redemption payment, interest will cease to accrue on Securities called for redemption on and after the Redemption Date.







               If, when a notice of redemption is mailed, the Company shall not have irrevocably directed the Trustee to apply towards such redemption funds deposited with the Trustee or held by it for the redemption of the Securities called for redemption, such notice may state that it is subject to the receipt of the redemption monies by the Trustee on or before the Redemption Date, and in such case, the notice of redemption shall be of no effect unless such monies are so received on or before the Redemption Date.

          SECTION 3.04   Effect of Notice of Redemption.

               Subject to the provisions  of the last paragraph  of Section
          3.03 hereof, after notice of redemption is given, all Securities called for redemption become due and payable on the Redemption Date and at the Redemption Price. Upon the later of the Redemption Date and the date such Securities are surrendered to the Trustee or the Paying Agent, such Securities shall be paid at the Redemption Price, plus accrued and unpaid interest, including Additional Interest, if any, and accrued interest thereon, to the Redemption Date.


          SECTION 3.05   Deposit of Redemption Price.


               Subject to the provisions of  the last paragraph of  Section
          3.03 hereof, on or prior to a Redemption Date, the Company shall irrevocably deposit with the Trustee or the Paying Agent (or if the Company or an Affiliate is the Paying Agent, the Company shall segregate and hold in trust or cause such Affiliate to segregate and hold in trust) money sufficient to pay the Redemption Price of, and accrued and unpaid interest, including Additional Interest, if any, and accrued interest thereon, on all Securities to be redeemed on that date. After the Redemption Date, interest ceases to accrue on the Securities to be redeemed with respect to which the Company has deposited sufficient money to pay the Redemption Price and accrued interest whether or not such Securities are surrendered for payment. Subject to applicable law, the Trustee or the Paying Agent shall return to the Company three years after the Redemption Date any money deposited with it and not applied for redemption.


          SECTION 3.06   Securities Redeemed in Part.


               Upon surrender of a Security of any series that is redeemed in part, the Trustee shall authenticate for the Holder a new Security of the same series equal in principal amount to the unredeemed portion of such Security.


                                      ARTICLE 4
                                      COVENANTS







          SECTION 4.01   Payment of the Securities.


               (a) The Company shall pay the principal of and interest (including interest accruing on or after the filing of a petition in bankruptcy or reorganization relating to the Company, whether or not a claim for post-filing interest is allowed in such proceeding) on the Securities on the dates and in the manner provided in the Securities or pursuant to this Indenture. An installment of principal or interest shall be considered paid on the applicable date due if on such date the Trustee or the Paying Agent holds, in accordance with this Indenture, money sufficient to pay all of such installment then due. The Company shall pay interest on overdue principal and interest on overdue installments of interest (including interest accruing during an Extension Period (as hereinafter defined) and/or on or after the filing of a petition in bankruptcy or reorganization relating to the Company, whether or not a claim for post-filing interest is allowed in such proceeding), to the extent lawful, at the rate per annum borne by the Securities in default, which interest on overdue interest shall accrue from the date such amounts became overdue, or from such other date as may be specified in the Securities.


               (b) Notwithstanding paragraph (a) of this Section 4.01 or any other provision herein to the contrary, if before an event occurs which, under the terms of the Series A Preferred Securities, results in a distribution of Series A Securities to the holders of the Series A Preferred Securities in liquidation of their interests in JCP&L Capital, the Company makes a payment under the Guarantee, the Company shall receive a credit for any payment it makes (i) in lieu of a periodic distribution to the holders of the Series A Preferred Securities pursuant to the Guarantee, and the Company shall have no obligation to pay interest on the Series A Securities in the amount of such payment and (ii) in lieu of a liquidation or redemption distribution to the holders of the Series A Preferred Securities pursuant to the Guarantee, and the Company shall have no obligation to pay the principal of the Series A Securities in the amount of such payment. The Company shall notify the Trustee and the Holders of any credit to which it is entitled hereunder.


               (c) Notwithstanding paragraph (a) of this Section 4.01 or any other provision herein to the contrary, the Company shall have the right in its sole and absolute discretion at any time and from time to time while the Series A Securities are outstanding, so long as an Event of Default under Section 6.01(a) hereof has not occurred and is not continuing, to extend the interest payment period for up to 60 consecutive months, but not beyond the Stated Maturity of such Securities, provided that at the end of each such period (referred to herein as an "Extension Period") the Company shall pay all interest then accrued and






          unpaid (together with interest thereon at the rate specified in the title of the Series A Securities to the extent permitted by applicable law); and provided that, during any such Extension Period, neither the Company nor any Subsidiary, (i) shall declare or pay any dividend on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its Capital Stock (other than dividends paid to the Company by a Wholly Owned Subsidiary), or (ii) pay any interest on any Securities of any other series then outstanding. Prior to the termination of an Extension Period, the Company may shorten or may further extend the interest payment period, provided that such Extension Period together with all such further extensions may not exceed 60 consecutive months. If JCP&L Capital is the sole holder of the Securities, the Company shall give JCP&L Capital notice of its selection of such extended interest payment period one Business Day prior to the earlier of (i) the date any distributions on Preferred Securities are payable or (ii) the date JCP&L Capital is required to give notice to any national securities exchange on which the Preferred Securities are listed or other applicable self-regulatory organization or to the holders of the Preferred Securities of the record date or the date such distribution is payable, but in any event not less than one Business Day prior to such record date. The Company shall cause JCP&L Capital to give notice of the Company's selection of such extended interest payment period to the holders of the Preferred Securities. If JCP&L Capital shall not be the sole holder of the Securities, the Company will give the holders of the Securities notice of its selection of such extended interest payment period ten Business Days prior to the earlier of (i) the Interest Payment Date or
          (ii) the date the Company is required to give notice of the record or payment date of such related interest payment to any national securities exchange on which the Securities are then listed or other applicable self-regulatory organization or to holders of the Securities, but in any event not less than two Business Days prior to such record date. The Company shall give or cause the Trustee to give such notice of the Company's selection of such extended interest payment period to the Holders.


               (d)  If and  when  JCP&L  Capital  is required  to  pay  any federal, state or local taxes, duties, assessments or governmental charges of whatever nature (other than withholding taxes), the Company shall pay additional interest ("Additional Interest") on the Series A Securities in such amounts as shall be required so that the net amounts received and retained by JCP&L Capital as a Securityholder after paying such taxes, duties, assessments and charges will not be less than the amounts that JCP&L Capital as a Securityholder would have received had no such taxes, duties, assessments or charges been imposed. The Company shall furnish the Trustee with an Officer's Certificate or other written notice reporting the events described in this subsection and their consequences.








               (e) If and when JCP&L Capital redeems the Series A Preferred Securities in accordance with their terms, the Series A Securities shall become due and payable in a principal amount equal to the aggregate stated liquidation preference of such Series A Preferred Securities, together with all accrued and unpaid interest, including Additional Interest, if any, and accrued interest thereon to the date of payment. The Company shall furnish the Trustee with an Officer's Certificate or other written notice reporting the events described in this subsection and their consequences.



          SECTION 4.02 Prohibition Against Dividends, etc. During an Event of Default.

                Neither the Company nor any Subsidiary shall declare or pay any dividend on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of its Capital Stock, other than dividends paid to the Company by a Wholly Owned Subsidiary, if at such time (a) there shall have occurred any event that, with the giving of notice or the lapse of time or both, would constitute an Event of Default under Section 6.01 hereof, or (b) any Preferred Securities are at the time outstanding and the Company is in default under the Guarantee.




          SECTION 4.03  SEC Reports.

               The Company shall file with the Trustee, within 15 days after it files them with the SEC, copies of its annual report and of the information, documents and other reports (or copies of such portions of any of the foregoing as the SEC may by rules and regulations prescribe) which the Company is required to file with the SEC pursuant to Sections 13 or 15(d) of the Exchange Act. If the Company is not subject to the reporting requirements of Sections 13 or 15(d) of the Exchange Act, the Company shall file with the Trustee and the SEC, in accordance with the rules and regulations prescribed by the SEC, such of the supplementary and periodic information, documents and reports which may be required pursuant to Section 13 of the Exchange Act, in respect of a security listed and registered on a national securities exchange as may be prescribed in such rules and regulations. The Company shall also comply with the provisions of Section 314(a) of the TIA.


          SECTION 4.04   Compliance Certificates.

               (a) The Company shall deliver to the Trustee within 90 days after the end of each of the Company's fiscal years an Officer's Certificate, stating whether or not the signer knows of any Default or Event of Default. Such certificate shall contain a






          certification from the principal executive officer, principal financial officer or principal accounting officer of the Company as to his or her knowledge of the Company's compliance with all conditions and covenants under this Indenture. For purposes of this Section 4.04(a), such compliance shall be determined without regard to any period of grace or requirement of notice provided under this Indenture. If such Officer does know of such a Default or Event of Default, the certificate shall describe any such Default or Event of Default, and its status. Such Officer's Certificate need not comply with Section 11.04 hereof.


               (b)    The Company shall,  so long as any  of the Securities
          are outstanding, deliver to the Trustee, as promptly as practicable after any Officer becomes aware of any continuing Default or Event of Default, an Officer's Certificate specifying such Default, Event of Default or other default and what action the Company is taking or proposes to take with respect thereto.


               (c) The Company shall deliver to the Trustee any information reasonably requested by the Trustee in connection with the compliance by the Trustee or the Company with the TIA.


          SECTION 4.05   Further Instruments and Acts.

               Upon request of the Trustee, the Company shall execute and deliver such further instruments and do such further acts as may be reasonably necessary or proper to carry out more effectively the purposes of this Indenture.


          SECTION 4.06   Investment Company Act.

               The Company shall not become an investment company subject to registration under the Investment Company Act of 1940, as amended.


          SECTION 4.07   Payments for Consents.

               Neither the Company nor any Subsidiary shall, directly or indirectly, pay or cause to be paid any consideration, whether by way of interest, fee or otherwise, to any Holder of any Securities for or as an inducement to any consent, waiver or amendment of any of the terms or provisions of this Indenture or the Securities unless such consideration is offered to be paid or agreed to be paid to all Holders of the Securities who so consent, waive or agree to amend in the time frame set forth in the documents soliciting such consent, waiver or agreement.


                                      ARTICLE 5
                                SUCCESSOR CORPORATION







          SECTION 5.01   When the Company May Merge, Etc.

               The  Company may not consolidate with or merge with or into, or sell, convey, transfer or lease all or substantially all of its assets (either in one transaction or a series of transactions) to, any Person unless:


               (1) the Person formed by or surviving such consolidation or merger or to which such sale, conveyance, transfer or lease shall have been made (the "Successor") if other than the Company, is organized and existing under the laws of the United States of America or any State thereof or the District of Columbia, and the Successor (a) shall expressly assume by a supplemental indenture, executed and delivered to the Trustee, in form satisfactory to the Trustee, all the obligations of the Company under the Securities and the Indenture, and (b) if any Preferred Securities are then outstanding, the Successor shall expressly assume the Company's obligations under the Guarantee, and shall become or acquire the general partner of, or any person with substantially equivalent authority to act for, JCP&L Capital; and


               (2) the Company delivers to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that such consolidation, merger, sale, conveyance, transfer or lease and such supplemental indenture comply with this Indenture.


               The Successor will be the successor to the Company, and will be substituted for, and may exercise every right and power and become the obligor on the Securities with the same effect as if the Successor had been named as, the Company herein. The predecessor shall be released from the obligations of the Company set forth in this Indenture and in the Securities.


                                      ARTICLE 6
                                DEFAULTS AND REMEDIES


          SECTION 6.01   Events of Default.

               An "Event of Default" occurs if one of the following shall have occurred and be continuing:


               (1) The Company defaults in the payment, when due and payable, of (a) interest on any Security or Additional Interest, if any, and the default continues for a period of 15 days, or (b) the principal of any Security when the same becomes due and payable at maturity, upon acceleration, on any Redemption Date, or otherwise; provided that the failure of the Company to pay interest or Additional Interest on any series of Securities






          during an Extension Period applicable to the Securities of such series shall not constitute a default hereunder;


               (2) The Company defaults in the performance of, fails to comply with, any of its other covenants or agreements in the Securities or this Indenture and such failure continues for 30 days after receipt by the Company of a "Notice of Default";

               (3) The Company, pursuant to or within the meaning of any Bankruptcy Law:

                    (a)  commences a voluntary case or proceeding;

                    (b) consents to the entry of an order for relief against it in an involuntary case or proceeding;

                    (c) consents to the appointment of a Custodian of it or for all or substantially all of its property, and such Custodian is not discharged within 90 days;

                    (d) makes a general assignment for the benefit of its creditors; or

                    (e) admits in writing its inability to pay its debts generally as they become due; or


               (4) A court of competent jurisdiction enters an order or decree under any Bankruptcy Law that:

                    (a)  is   for   relief  against   the  Company   in  an
                         involuntary case or proceeding;

                    (b) appoints a Custodian of the Company or for all or substantially all of its properties; or

                    (c)  orders the liquidation of the Company;

          and in each case the order or decree remains unstayed and in effect for 90 days.


               The foregoing will constitute Events of Default whatever the reason for any such Event of Default and whether it is voluntary or involuntary or is effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body.


               The term "Bankruptcy Law" means Title 11, United States Code, or any similar Federal or state law for the relief of debtors. "Custodian" means any receiver, trustee, assignee,







          liquidator, sequestrator, custodian or similar official under any Bankruptcy Law.


               A Default under clause (2) above is not an Event of Default until the Trustee notifies the Company, or the Holders of at least a majority in aggregate principal amount of the Securities at the time outstanding notify the Company and the Trustee, of the Default and the Company does not cure such Default within the time specified in clause (2) above after receipt of such notice. Any such notice must specify the Default, demand that it be remedied and state that such notice is a "Notice of Default."



          SECTION 6.02   Acceleration.

               If any Event of Default other than an Event of Default under clauses (3) or (4) of Section 6.01 hereof occurs and is continuing, the Trustee may, by notice to the Company, or the Holders of at least a majority in aggregate principal amount of the Securities at the time outstanding may, by notice to the Company and the Trustee (each, an "Acceleration Notice"), and the Trustee shall, upon the request of such Holders, declare the principal of and accrued and unpaid interest, including Additional Interest, if any, and accrued interest thereon, on all of the Securities to be due and payable. Upon such a declaration, such principal and interest shall be due and payable immediately.


               The Company shall deliver to the Trustee, as promptly as practicable after it obtains knowledge thereof, written notice in the form of an Officer's Certificate of any event which with the giving of notice and the lapse of time would become an Event of Default under clause (2) of Section 6.01 hereof, its status and what action the Company is taking or proposes to take with respect thereto.


               If an Event  of Default specified in  clauses (3) or  (4) of
          Section 6.01 hereof occurs, the principal of and interest, including Additional Interest, if any, on all the Securities shall ipso facto become and be immediately due and payable without any declaration or other act on the part of the Trustee or any Securityholders.


               The Holders of a  majority in aggregate principal  amount of the Securities at the time outstanding, by notice to the Trustee, may rescind an acceleration and its consequences if the rescission would not conflict with any judgment or decree and if all existing Events of Default have been cured or waived except nonpayment of principal or interest that has become due solely







          because of acceleration. No such rescission shall affect any subsequent Default or impair any right consequent thereto.


          SECTION 6.03   Other Remedies.

               If an Event of Default occurs and is continuing, the Trustee may, in its own name or as trustee of an express trust, institute, pursue and prosecute any proceeding, including, without limitation, any action at law or suit in equity or other judicial or administrative proceeding to collect the payment of principal of or interest on the Securities, or to enforce the performance of any provision of the Securities or this Indenture.


               The Trustee may maintain a proceeding even if it does not possess any of the Securities or does not produce any of the Securities in the proceeding. A delay or omission by the Trustee or any Securityholder in exercising any right or remedy accruing upon an Event of Default shall not impair the right or remedy or constitute a waiver of, or acquiescence in, the Event of Default. No remedy is exclusive of any other remedy. All available remedies are cumulative.


          SECTION 6.04   Waiver of Past Defaults.

               Subject to Section 6.07 hereof, the Holders of a majority in aggregate principal amount of the Securities of any series at the time outstanding, by notice to the Trustee (and without notice to any other Securityholder), may waive an existing Default or Event of Default affecting the Securities of such series and its consequences. When a Default is waived, it is deemed cured and shall cease to exist, but no such waiver shall extend to any subsequent or other Default or impair any consequent right.


          SECTION 6.05   Control by Majority.

               The Holders of a majority in aggregate principal amount of the Securities at the time outstanding may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee or of exercising any trust or power conferred on the Trustee. However, the Trustee may refuse to follow any direction that conflicts with law or this Indenture or that the Trustee determines in good faith is unduly prejudicial to the rights of other Securityholders or would involve the Trustee in personal liability. The Trustee may take any other action deemed proper by the Trustee which is not inconsistent with such direction.


          SECTION 6.06   Limitation on Suits.








               Except as provided in Section 6.07 hereof, a Securityholder may not pursue any remedy with respect to this Indenture or the Securities unless:


               (1) the Holder gives to the Trustee written notice stating that an Event of Default is continuing;


               (2) the Holders of at least a majority in aggregate principal amount of the Securities at the time outstanding make a written request to the Trustee to pursue the remedy;


               (3) such Holder or Holders offer to the Trustee reasonable security and indemnity against any loss, liability or expense satisfactory to the Trustee;


               (4) the Trustee does not comply with the request within 60 days after receipt of the notice, the request and the offer of security and indemnity; and


               (5) the Holders of a majority in aggregate principal amount of the Securities at the time outstanding do not give the Trustee a direction inconsistent with the request during such 60 days.


               A Securityholder may not use this Indenture to prejudice the rights of any other Securityholder or to obtain a preference or priority over any other Securityholder.


          SECTION 6.07   Rights of Holders to Receive Payment.

               Notwithstanding any other provision of this Indenture, the right of any Holder to receive payment of the principal amount of or interest on the Securities held by such Holder, on or after the respective due dates expressed in the Securities (in the case of interest, as the same may be extended pursuant to the provisions of this Indenture and the Securities) or any Redemption Date, or to bring suit for the enforcement of any such payment on or after such respective dates shall not be impaired or affected adversely without the consent of each such Holder.


          SECTION 6.08   Collection Suit by the Trustee.

               If an Event of Default described in Section 6.01(1) hereof occurs and is continuing, the Trustee may recover judgment in its own name and as trustee of an express trust against the Company or any obligor on the Securities for the whole amount owing with







          respect to the Securities and the amounts provided for in Section
          7.07 hereof.


          SECTION 6.09   The Trustee May File Proofs of Claim.

               In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial proceeding relating to the Company or its properties or assets, the Trustee shall be entitled and empowered, by intervention in such proceeding or otherwise:


               (1) to file and prove a claim for the whole amount of the principal amount and interest on the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and


               (2) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same; and any Custodian in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay the Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under Section 7.07 hereof.


               Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.


          SECTION 6.10   Priorities.

               If the Trustee collects any money pursuant to this Article 6, it shall pay out the money in the following order:

               FIRST: to the Trustee for amounts due under Section 7.07 hereof;

               SECOND: to Securityholders for amounts due and unpaid on the Securities for the principal amount, Redemption Price or interest, if any, as the case may be, ratably, without preference or priority of







                         any kind, according to such amounts due and payable on the Securities; and

               THIRD:    the balance, if any, to the Company.

               The Trustee may fix a record date and payment date for any payment to Securityholders pursuant to this Section 6.10.


          SECTION 6.11  Undertaking for Costs.

               In any suit for the enforcement of any right or remedy under this Indenture or in any suit against the Trustee for any action taken or omitted by it as Trustee, a court in its discretion may require the filing by any party litigant (other than the Trustee) in the suit of an undertaking to pay the costs of the suit, and the court in its discretion may assess reasonable costs, including reasonable attorneys' fees and expenses, against any party litigant in the suit, having due regard to the merits and good faith of the claims or defenses made by the party litigant. This Section 6.11 does not apply to a suit by the Trustee, a suit by a Holder pursuant to Section 6.07 hereof or a suit by Holders of more than 10% in aggregate principal amount of the Securities at the time outstanding.


          SECTION 6.12   Waiver of Stay, Extension or Usury Laws.

               The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law or any usury or other law wherever enacted, now or at any time hereafter in force, that would prohibit or forgive the Company from paying all or any portion of the principal or interest on the Securities as contemplated herein or affect the covenants or the performance by the Company of its obligations under this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                                      ARTICLE 7
                                     THE TRUSTEE


          SECTION 7.01   Duties of the Trustee.

               (1) If an Event of Default has occurred and is continuing, the Trustee shall exercise the rights and powers vested in it by this Indenture and use the same degree of care and skill in its exercise as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.






               (2)   Except during the continuance of an Event of  Default,
          (a) the Trustee need perform only those duties that are specifically set forth in this Indenture and no others; and (b) in the absence of bad faith on its part, the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture. However, in the case of any certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall examine the certificates and opinions to determine whether or not they conform to the requirements of this Indenture.


               (3) No provision in this Indenture shall relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                    (a) this paragraph (3) does not limit the effect of paragraphs (1) and (2) of this Section 7.01;

                    (b) the Trustee shall not be liable for any error of judgment made in good faith by a Trust Officer unless it is proved that the Trustee was negligent in ascertaining the pertinent facts;

                    (c) the Trustee shall not be liable with respect to any action it takes or omits to take in good faith in accordance with a direction received by it pursuant to Section 6.05 hereof; and

                    (d) the Trustee may refuse to perform any duty or exercise any right or power or extend or risk its own funds or otherwise incur any financial liability unless it receives security and indemnity reasonably satisfactory to it against any loss, liability or expense.


               (4) Every provision of this Indenture that in any way relates to the Trustee is subject to paragraphs (1), (2), (3) and
          (5) of this Section 7.01 and to Section 7.02.


               (5) Money held by the Trustee in trust hereunder need not be segregated from other funds except to the extent required by law. The Trustee shall not be liable for interest on any money held by it hereunder.


          SECTION 7.02   Rights of the Trustee.

               Except as otherwise provided in Section 7.01 hereof:







               (1) the Trustee may rely on any document believed by it to be genuine and to have been signed or presented by the proper person. The Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee determines to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Company, personally or by agent or attorney;


               (2)  whenever the Trustee is requested by the Company to act or refrain from acting hereunder, the Trustee may require an Officer's Certificate directing it to act or refrain from so acting, and, if appropriate, an Opinion of Counsel. The Trustee shall not be liable for any action it takes or omits to take in the absence of bad faith in reliance on such Officer's Certificate and Opinion of Counsel;


               (3) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may in the absence of bad faith on its part, rely upon an Officer's Certificate;

               (4) the Trustee may act through agents and shall not be responsible for the misconduct or negligence of any agent appointed with due care;


               (5) the Trustee shall not be liable for any action it takes or omits to take in good faith which it reasonably believes to be authorized or within its rights or powers;


               (6) the Trustee may consult with counsel of its selection and the advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon; and


               (7) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any of the Holders pursuant to this Indenture, unless such Holders shall have offered to the Trustee reasonable security and indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction.







          SECTION 7.03   Individual Rights of the Trustee.

               The Trustee in its individual or any other capacity may become the owner or pledgee of Securities and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not the Trustee. Any Paying Agent, Registrar or co-Registrar may do the same with like rights. However, the Trustee must comply with Sections 7.10 and 7.11 hereof.




          SECTION 7.04   The Trustee's Disclaimer.

               The Trustee makes no representation as to the validity or adequacy of this Indenture or the Securities, it shall not be accountable for the Company's use of the proceeds from the Securities, and it shall not be responsible for any statement in this Indenture or the Securities or any report or certificate issued by the Company hereunder (other than the Trustee's Certificate of Authentication), or the determination as to which beneficial owners are entitled to receive any notices hereunder.


          SECTION 7.05   Notice of Defaults.

               If a Default occurs and is continuing and if it is known to the Trustee, the Trustee shall mail to each Securityholder, as their names and addresses appear on the Security Register, notice of the Default within 90 days after it becomes known to the Trustee unless such Default shall have been cured or waived. Except in the case of a Default described in Section 6.01(1) hereof, the Trustee may withhold such notice if and so long as a committee of Trust Officers in good faith determines that the withholding of such notice is in the interests of Securityholders. The second sentence of this Section 7.05 shall be in lieu of the proviso to TIA Section 315(b). Said proviso is hereby expressly excluded from this Indenture, as permitted by the TIA.


          SECTION 7.06   Reports by Trustee to Holders.

               Within 60 days after each May 31 beginning with the May 31 next following the date of this Indenture, the Trustee shall mail to each Securityholder a brief report dated as of such May 31 in accordance with and to the extent required under TIA Section 313.


               A copy of each report at the time of its mailing to Securityholders shall be filed with the Company, the SEC and each securities exchange on which the Securities are listed. The Company agrees to promptly notify the Trustee whenever the Securities become listed on any securities exchange and of any delisting thereof.







          SECTION 7.07 Compensation and Indemnity.

               The Company agrees:

               (1) to pay to the Trustee from time to time such compensation as shall be agreed in writing between the Company and the Trustee for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);


               (2) to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and advances of its agents and counsel), including all reasonable expenses and advances incurred or made by the Trustee in connection with any membership on any creditors' committee, except any such expense or advance as may be attributable to its negligence or bad faith; and


               (3) to indemnify the Trustee, its officers, directors and shareholders, for, and to hold it harmless against, any and all loss, liability or expense, incurred without negligence or bad faith on its part, arising out of or in connection with the acceptance or administration of this trust, including the costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder.


               The Trustee shall have a claim and lien prior to the Securities as to all property and funds held by it hereunder for any amount owing it or any predecessor Trustee pursuant to this
          Section 7.07, except with respect to funds held in trust for the payment of principal of or interest on particular Securities.


               The Company's payment obligations  pursuant to this  Section
          7.07 are not subject to Article 10 of this Indenture and shall survive the discharge of this Indenture. When the Trustee renders services or incurs expenses after the occurrence of a Default specified in Section 6.01 hereof, the compensation for services and expenses are intended to constitute expenses of administration under any Bankruptcy Law.


          SECTION 7.08   Replacement of Trustee.

               The Trustee may resign by so notifying the Company in writing at least 30 days prior to the date of the proposed resignation; provided, however, no such resignation shall be effective until a successor Trustee has accepted its appointment






          pursuant to this Section 7.08. The Holders of a majority in aggregate principal amount of the Securities at the time outstanding may remove the Trustee by so notifying the Trustee in writing and may appoint a successor Trustee, which shall be subject to the consent of the Company unless an Event of Default has occurred and is continuing. The Trustee shall resign if:


               (1)   the Trustee fails to comply with Section 7.10 hereof;


               (2)   the Trustee is adjudged bankrupt or insolvent;


               (3) a receiver or public officer takes charge of the Trustee or its property; or


               (4)  the Trustee otherwise becomes incapable of acting.

          If the Trustee resigns or is removed or if a vacancy exists in the office of Trustee for any reason, the Company shall promptly appoint a successor Trustee. A successor Trustee shall deliver a written acceptance of its appointment to the retiring Trustee and to the Company. Thereupon the resignation or removal of the retiring Trustee shall become effective, and the successor Trustee shall have all the rights, powers and duties of the Trustee under this Indenture. The successor Trustee shall mail a notice of its succession to Securityholders. Subject to payment of all amounts owing to the Trustee under Section 7.07 hereof and subject further to its lien under Section 7.07, the retiring Trustee shall promptly transfer all property held by it as Trustee to the successor Trustee. If a successor Trustee does not take office within 30 days after the retiring Trustee resigns or is removed, the retiring Trustee, the Company or the Holders of a majority in aggregate principal amount of the Securities at the time outstanding may petition any court of competent jurisdiction for the appointment of a successor Trustee.


               If the Trustee fails to comply with Section 7.10 hereof, any Securityholder may petition any court of competent jurisdiction for its removal and the appointment of a successor Trustee.


          SECTION 7.09   Successor Trustee by Merger.

               If the Trustee consolidates with, merges or converts into, or transfers all or substantially all its corporate trust business or assets (including this Trusteeship) to, another corporation, the resulting, surviving or transferee corporation without any further act shall, with the concurrence of the Company, be the successor Trustee.








          SECTION 7.10   Eligibility; Disqualification.

               The Trustee shall at all times satisfy the requirements of TIA Sections 310(a)(1) and 310(a)(2). The Trustee shall have a combined capital and surplus of at least $50,000,000 as set forth in its most recent published annual report of condition. The Trustee shall comply with TIA Section 310(b). In determining whether the Trustee has conflicting interests as defined in TIA
          Section 310(b)(1), the provisions contained in the proviso to TIA
          Section 310(b)(1) shall be deemed incorporated herein.

          SECTION  7.11  Preferential  Collection  of  Claims  Against  the
          Company.

               If and when the Trustee shall be or become a creditor of the Company, the Trustee shall be subject to the provisions of the TIA regarding the collection of claims against the Company.


                                      ARTICLE 8
                       SATISFACTION AND DISCHARGE OF INDENTURE;
                 DEFEASANCE OF CERTAIN OBLIGATIONS; UNCLAIMED MONEYS


          SECTION 8.01   Satisfaction and Discharge of Indenture.

               The Company shall be deemed to have paid and discharged the entire indebtedness on all Securities outstanding upon the deposit referred to in subparagraph (A) below, and the provisions of this Indenture with respect to the Securities shall no longer be in effect (except as to (1) the rights of registration of transfer, substitution and exchange of Securities, (2) the replacement of apparently mutilated, defaced, destroyed, lost or stolen Securities, (3) the rights of Holders to receive payments of principal thereof and interest thereon, (4) the rights of the Holders as beneficiaries hereof with respect to the property so deposited with the Trustee payable to all or any of them, (5) the obligation of the Company to maintain an office or agency for payments on and registration of transfer of the Securities, and
          (6) the rights, obligations and immunities of the Trustee hereunder) and the Trustee shall, at the request and expense of the Company, execute proper instruments acknowledging the same, if:

               (A) the Company has irrevocably deposited or caused to be irrevocably deposited with the Trustee as trust funds in trust, specifically pledged as security for, and dedicated solely to, the benefit of the Holders (i) cash in an amount, or (ii) U.S. Government Obligations, maturing as to principal and interest at such times and in such amounts as will ensure the availability of cash, or (iii) a combination thereof, sufficient to pay the principal of, and interest on, all Securities then outstanding, whether at the Stated Maturity, upon acceleration or upon the redemption of the Securities;






               (B) no Default or Event of Default with respect to the Securities has occurred and is continuing on the date of such deposit or occurs as a result of such deposit;

               (C) the Company has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel, each stating that all conditions precedent relating to the defeasance contemplated by this provision have been complied with; and

               (D) the Company has delivered to the Trustee (i) either a private Internal Revenue Service ruling or an Opinion of Counsel to the effect that the Holders will not recognize income, gain or loss for federal income tax purposes as a result of such deposit, defeasance and discharge and will be subject to federal income tax on the same amount and in the manner and at the same times as would have been the case if such deposit, defeasance and discharge had not occurred, and
               (ii) an Opinion of Counsel to the effect that (A) the deposit shall not result in the Company, the Trustee or the trust being deemed to be an "investment company" under the Investment Company Act of 1940, as amended, and (B) such deposit creates a valid trust in which the Holders of the Securities have the sole beneficial ownership interest or that the Holders of the Securities have a nonavoidable first priority security interest in such trust. Notwithstanding the foregoing, the Company's obligations to pay principal of and interest, including Additional Interest, if any, on the Securities shall continue until the Internal Revenue Service ruling or Opinion of Counsel referred to in clause (i) above is provided with regard to and without reliance upon such obligations continuing to be obligations of the Company.


          SECTION 8.02 Application by Trustee of Funds Deposited for Payment of Securities.

               Subject to Section 8.04 and Article 10 of this Indenture, all moneys deposited with the Trustee pursuant to Section 8.01 hereof shall be held in trust and applied by it to the payment, either directly or through any Paying Agent (including the Company acting as its own Paying Agent), to the Holders of the particular Securities for the payment or redemption of which such moneys have been deposited with the Trustee, of all sums due and to become due thereon for principal and interest; but such money need not be segregated from other funds except to the extent required by law.


          SECTION 8.03   Repayment of Moneys Held by Paying Agent.

               In connection with the satisfaction and discharge of this Indenture, all moneys then held by any Paying Agent under this Indenture shall, upon demand of the Company, be repaid to it or paid to the Trustee, and thereupon such Paying Agent shall be released from all further liability with respect to such moneys.







          SECTION 8.04 Return of Moneys Held by the Trustee and Paying Agent Unclaimed for Three Years.

               Any  moneys deposited  with or  paid to  the Trustee  or any
          Paying Agent for the payment of the principal or interest on any Security and not applied but remaining unclaimed for three years after the date when such principal or interest shall have become due and payable shall, upon the written request of the Company and unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, be repaid to the Company by the Trustee or such Paying Agent, and the Holder of such Security shall, unless otherwise required by mandatory provisions of applicable escheat or abandoned or unclaimed property laws, thereafter look only to the Company for any payment which such Holder may be entitled to collect, and all liability of the Trustee or any Paying Agent with respect to such moneys shall thereupon cease.


                                      ARTICLE 9
                                      AMENDMENTS


          SECTION 9.01   Without Consent of Holders.

               From time to time, when authorized by a resolution of the Board of Directors, the Company and the Trustee, without notice to or the consent of the Holders of the Securities issued hereunder, may amend or supplement this Indenture or the
          Securities:


               (1)  to cure any ambiguity, defect or inconsistency;


               (2)  to comply with Article 5 hereof;


               (3) to provide for uncertificated Securities in addition to or in place of certificated Securities;


               (4) to make any other change that does not adversely affect the rights of any Securityholder;


               (5) to comply with any requirement of the SEC in connection with the qualification of this Indenture under the TIA; or


               (6) to set forth the terms and conditions, which shall not be inconsistent with this Indenture, of the series of Securities (other than the Series A Securities) that are to be issued hereunder and the form of Securities of such series.







          SECTION 9.02   With Consent of Holders.

               With  the written  consent  of the  Holders  of at  least  a majority in aggregate principal amount of any series of Securities at the time outstanding, who are affected by any amendment or waiver, the Company and the Trustee may amend this Indenture or the Securities or may waive future compliance by the Company with any provisions of this Indenture or the Securities of such series. However, without the consent of each Securityholder affected, such an amendment or waiver may not:

               (1) reduce the principal amount of the Securities, or reduce the principal amount of the Securities the Holders of which must consent to an amendment of this Indenture or a waiver;


               (2) change the Stated Maturity of the principal of, or the interest or rate of interest on the Securities, change adversely to the Holders the redemption provisions of Article 3 hereof or in the Securities, or impair the right to institute suit for the enforcement of any such payment or make any Security payable in money or securities other than that stated in the Security;

               (3) make any change in Article 10 hereof that adversely affects the rights of the Holders of the Securities or any change to any other section hereof that adversely affects their rights under Article 10 hereof;

               (4) waive a Default in the payment of the principal of, or interest on, any Security; or

               (5)   change Section 6.07 hereof.

               It shall not be necessary for the consent of the Holders under this Section 9.02 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent approves the substance thereof.


               If certain Holders agree to defer or waive certain obligations of the Company hereunder with respect to Securities held by them, such deferral or waiver shall not affect the rights of any other Holder to receive the payment or performance required hereunder in a timely manner, unless such deferral or waiver complies with the requirements of this Section 9.02.


               After an amendment or waiver under this Section 9.02 becomes effective, the Company shall mail to each Holder affected by such amendment or waiver a notice briefly describing the amendment or waiver. Any failure of the Company to mail such notices, or any defect therein, shall not, however, in any way impair or affect the validity of such amendment or waiver.







          SECTION 9.03   Compliance with Trust Indenture Act.

               Every  supplemental  indenture  executed  pursuant  to  this
          Article 9 shall comply with the TIA.



          SECTION 9.04   Revocation  and Effect  Of  Consents, Waivers  and
                         Actions.

               Until an amendment, waiver or other action by Holders becomes effective, a consent to it or any other action by a Holder of a Security hereunder is a continuing consent by the Holder and every subsequent Holder of that Security or portion of the Security that evidences the same obligation as the consenting Holder's Security, even if notation of the consent, waiver or action is not made on the Security. However, any such Holder or subsequent Holder may revoke the consent, waiver or action as to such Holder's Security or portion of the Security if the Trustee receives the notice of revocation before the consent of the requisite aggregate principal amount of the Securities at the time outstanding has been obtained and not revoked. After an amendment, waiver or action becomes effective, it shall bind every Securityholder, except as provided in Section 9.02 hereof.

               The Company may, but shall not be obligated to, fix a record date for the purpose of determining the Holders entitled to consent to any amendment or waiver. If a record date is fixed, then, notwithstanding the first two sentences of the immediately preceding paragraph, those Persons who were Holders at such record date or their duly designated proxies, and only those Persons, shall be entitled to consent to such amendment, supplement or waiver or to revoke any consent previously given, whether or not such Persons continue to be Holders after such record date.


          SECTION 9.05   Notation on or Exchange of Securities.

               Securities authenticated and made available for delivery after the execution of any supplemental indenture pursuant to this Article 9 may, and shall, if required by the Trustee, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Board of Directors, to any such supplemental indenture may be prepared and executed by the Company and authenticated and made available for delivery by the Trustee in exchange for outstanding Securities of the same series.


          SECTION 9.06   Trustee to Sign Supplemental Indentures.








               The Trustee shall sign any supplemental indenture authorized pursuant to this Article 9 if the supplemental indenture does not adversely affect the rights, duties, liabilities or immunities of the Trustee. If it does, the Trustee may, but need not, sign it. In signing such amendment the Trustee shall be entitled to receive, and shall be fully protected in relying upon, an Officer's Certificate and Opinion of Counsel stating that such supplemental indenture is authorized or permitted by this Indenture.


          SECTION 9.07   Effect of Supplemental Indentures.

               Upon the execution of  any supplemental indenture under this
          Article 9, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes and every Holder of Securities theretofore or thereafter authenticated and made available for delivery hereunder shall be bound thereby.


                                      ARTICLE 10
                                    SUBORDINATION


          SECTION 10.01  Securities Subordinated to Senior Indebtedness.

               Notwithstanding the provisions of Section 6.01 hereof or any other provision herein or in the Securities, the Company and the Trustee and each Holder by his acceptance thereof (a) covenant and agree that all payments by the Company of the principal of and interest (which term for purposes of this Article 10 shall include Additional Interest, if any, and any additional accrued interest) on the Securities shall be subordinated in accordance with the provisions of this Article 10 to the prior payment in full, in cash or cash equivalents, of all amounts payable on Senior Indebtedness, and (b) acknowledge that holders of Senior Indebtedness are or shall be relying on this Article 10.


          SECTION 10.02  Priority  and  Payment   of  Proceeds  in  Certain
                         Events; Remedies Standstill.

               (a)     Upon  any  payment  or  distribution  of  assets  or
          securities of the Company, as the case may be, of any kind or character, whether in cash, property or securities, upon any dissolution or winding up or total or partial liquidation or reorganization of the Company, whether voluntary or involuntary, or in bankruptcy, insolvency, receivership or other proceedings, all amounts payable on Senior Indebtedness (including any interest accruing on such Senior Indebtedness subsequent to the commencement of a bankruptcy, insolvency or similar proceeding) shall first be paid in full in cash, or payment provided for in cash or cash equivalents, before the Holders or the Trustee on behalf of the Holders shall be entitled to receive from the






          Company any payment of principal of or interest on or any other amounts in respect of the Securities or distribution of any assets or securities. Before any payment may be made by the Company of the principal of or interest on the Securities upon any such dissolution or winding up or liquidation or reorganization, any payment or distribution of assets or securities of the Company of any kind or character, whether in cash, property or securities, to which the Holders or the Trustee on their behalf would be entitled, except for the provisions of this Article 10, shall be made by the Company or by any receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making such payment or distribution first to the holders of all Senior Indebtedness or their representatives to the extent necessary to pay all Senior Indebtedness in full after giving effect to any concurrent payment or distribution to the holders of Senior Indebtedness.

               (b) No direct or indirect payment by or on behalf of the Company of principal of or interest on the Securities whether pursuant to the terms of the Securities or upon acceleration or otherwise shall be made if, at the time of such payment, there exists any default in the payment of all or any portion of any Senior Indebtedness, or any other default affecting Senior Indebtedness permitting its acceleration, as the result of which the maturity of Senior Indebtedness has been accelerated, and the Trustee has received written notice from any trustee, representative or agent for the holders of the Senior Indebtedness or the holders of at least a majority in principal amount of the Senior Indebtedness at the time outstanding of such default and acceleration, and such default shall not have been cured or waived by or on behalf of the holders of such Senior Indebtedness.


               (c) If, notwithstanding the foregoing provision prohibiting such payment or distribution, the Trustee or any
          Holder shall have received any payment on account of the principal of or interest on the Securities (other than as permitted by subsections (a) and (b) of this Section 10.02) when such payment is prohibited by this Section 10.02 and before all amounts payable on Senior Indebtedness are paid in full in cash or cash equivalents, then and in such event (subject to the provisions of Section 10.08 hereof) such payment or distribution shall be received and held in trust for the holders of Senior Indebtedness and shall be paid over or delivered first to the representatives of the holders of the Senior Indebtedness remaining unpaid to the extent necessary to pay such Senior Indebtedness in full in cash or cash equivalents.


               Upon any payment or distribution of assets or securities referred to in this Article 10, the Trustee and the Holders shall be entitled to rely upon any order or decree of a court of competent jurisdiction in which such dissolution, winding up, liquidation or reorganization proceedings are pending, and upon a






          certificate of the receiver, trustee in bankruptcy, liquidating trustee, agent or other Person making any such payment or distribution, delivered to the Trustee for the purpose of ascertaining the Persons entitled to participate in such distribution, the holders of Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon and all other facts pertinent thereto or to this Article 10.




          SECTION 10.03  Payments which May Be Made Prior to Notice.

               Nothing in this Article 10 or elsewhere in this Indenture shall prevent (i) the Company, except under the conditions described in Section 10.02 hereof, from making payments of principal of and interest on the Securities or from depositing with the Trustee any monies for such payments, or (ii) the application by the Trustee of any monies deposited with it for the purpose of making such payments of principal of and interest on the Securities, to the Holders entitled thereto, unless at least one day prior to the date when such payment would otherwise (except for the prohibitions contained in Section 10.02 hereof) become due and payable, the Trustee shall have received the written notice provided for in Section 10.02(b) hereof.


          SECTION 10.04 Rights of Holders of Senior Indebtedness Not to Be Impaired.

               No right of any present or future holder of any Senior Indebtedness to enforce subordination as herein provided shall at any time or in any way be prejudiced or impaired by any good faith act or omission to act by any such holder, or by any noncompliance by the Company with the terms and provisions and covenants herein regardless of any knowledge thereof any such holder may have or otherwise be charged with.


               The provisions of this Article 10 are intended to be for the benefit of, and shall be enforceable directly by, the holders of Senior Indebtedness.


               Notwithstanding anything to the contrary in this Article 10, to the extent the Holders or the Trustee have paid over or delivered to any holder of Senior Indebtedness any payment or distribution received on account of the principal of, or interest on, the Securities to which any other holder of Senior Indebtedness shall be entitled to share in accordance with
          Section 10.02 hereof, no holder of Senior Indebtedness shall have a claim or right against the Holders or the Trustee with respect to any such payment or distribution or as a result of the failure







          to make payments or distributions to such other holder of Senior Indebtedness.


          SECTION 10.05  Trustee    May    Take   Action    to   Effectuate
          Subordination.

               Each Holder by his acceptance of the Securities authorizes and directs the Trustee on his behalf to take such action as may be necessary or appropriate to effectuate, as between the holders of Senior Indebtedness and the Holders, the subordination and the subrogation as provided in this Article 10 and appoints the Trustee his attorney-in-fact for any and all such purposes.


          SECTION 10.06  Subrogation.

               Upon the payment in full, in cash or cash equivalents, of all Senior Indebtedness, the Holders shall be subrogated to the rights of the holders of such Senior Indebtedness to receive payments or distributions of assets of the Company made on such Senior Indebtedness until the Securities shall be paid in full; and for the purposes of such subrogation, no payments or distributions to holders of such Senior Indebtedness of any cash, property or securities to which Holders of the Securities would be entitled, except for this Article 10, and no payment pursuant to this Article 10 to holders of such Senior Indebtedness by the Holders of the Securities, shall, as between the Company, its creditors other than holders of such Senior Indebtedness and the Holders of the Securities, be deemed to be a payment by the Company to or on account of such Senior Indebtedness, it being understood that the provisions of this Article 10 are solely for the purpose of defining the relative rights of the holders of such Senior Indebtedness, on the one hand, and the Holders of the Securities, on the other hand.


               If any payment or distribution to which the Holders of the Securities would otherwise have been entitled but for the provisions of this Article 10 shall have been applied, pursuant to this Article 10, to the payment of all Senior Indebtedness, then and in such case, the Holders of the Securities shall be entitled to receive from the holders of such Senior Indebtedness at the time outstanding any payments or distributions received by such holders of Senior Indebtedness in excess of the amount sufficient to pay, in cash or cash equivalents, all such Senior Indebtedness in full.


          SECTION 10.07  Obligations     of      Company     Unconditional;
          Reinstatement.

               Nothing in this Article 10, or elsewhere in this Indenture or in any Security, is intended to or shall impair, as between the Company and the Holders of the Securities, the obligations of






          the Company, which are absolute and unconditional, to pay to the Holders the principal of, and interest on, the Securities as and when the same shall become due and payable in accordance with their terms, or is intended to or shall affect the relative rights of the Holders of the Securities and creditors of the Company other than the holders of the Senior Indebtedness, nor shall anything herein or therein prevent the Trustee or any Holder from exercising all remedies otherwise permitted by applicable law upon Default under this Indenture, subject to the rights, if any, under this Article 10 of the holders of such Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.


               The failure to make a scheduled payment of principal of, or interest on, the Securities by reason of Section 10.02 hereof shall not be construed as preventing the occurrence of an Event of Default under Section 6.01 hereof; provided, however, that if
          (i) the conditions preventing the making of such payment no longer exist, and (ii) the Holders of the Securities are made whole with respect to such omitted payments, the Event of Default relating thereto (including any failure to pay any accelerated amounts) shall be automatically waived, and the provisions of the Indenture shall be reinstated as if no such Event of Default had occurred.


          SECTION 10.08 Trustee Entitled to Assume Payments Not Prohibited in Absence of Notice.

               The Trustee or Paying Agent shall not be charged with the knowledge of the existence of any facts which would prohibit the making of any payment to or by the Trustee or Paying Agent, unless and until the Trustee or Paying Agent shall have received written notice thereof from the Company or one or more holders of Senior Indebtedness or from any trustee or agent therefor or unless the Trustee or Paying Agent otherwise had actual knowledge thereof; and, prior to the receipt of any such written notice or actual knowledge, the Trustee or Paying Agent may conclusively assume that no such facts exist.


               Unless at least one day prior to the date when by the terms of this Indenture any monies are to be deposited by the Company with the Trustee or any Paying Agent for any purpose (including, without limitation, the payment of the principal of or the interest on any Security), the Trustee or Paying Agent shall, except where no notice is necessary or where notice is deemed given in Sections 10.02 and 10.03 hereof, have received with respect to such monies the notice provided for in the preceding sentence, the Trustee or Paying Agent shall have full power and authority to receive and apply such monies to the purpose for which they were received. Neither of them shall be affected by any notice to the contrary, which may be received by either on or after such date. The foregoing shall not apply to the Paying






          Agent if the  Company is acting as Paying  Agent. Nothing in this
          Section 10.08 shall limit the right of the holders of Senior Indebtedness to recover payments as contemplated by Section 10.02 hereof. The Trustee or Paying Agent shall be entitled to rely on the delivery to it of a written notice by a Person representing himself or itself to be a holder of such Senior Indebtedness (or a trustee on behalf of, or other representative of, such holder) to establish that such notice has been given by a holder of such Senior Indebtedness or a trustee or representative on behalf of any such holder. The Trustee shall not be deemed to have any fiduciary duty to the holders of Senior Indebtedness.





            SECTION 10.09     Right of Trustee to Hold Senior Indebtedness.

               The Trustee and any Paying Agent shall be entitled to all of the rights set forth in this Article 10 in respect of any Senior Indebtedness at any time held by them to the same extent as any other holder of such Senior Indebtedness, and nothing in this Indenture shall be construed to deprive the Trustee or any Paying Agent of any of its rights as such holder.


                                     ARTICLE 11
                                    MISCELLANEOUS


          SECTION 11.01  Trust Indenture Act Controls.

               If any provision of this Indenture limits, qualifies or conflicts with the duties imposed by operation of subsection (c) of Section 318 of the TIA, the imposed duties shall control. The provisions of Sections 310 to 317, inclusive, of the TIA that impose duties on any Person (including provisions automatically deemed included in an indenture unless the indenture provides that such provisions are excluded) are a part of and govern this Indenture, except as, and to the extent, they are expressly excluded from this Indenture, as permitted by the TIA.


          SECTION 11.02 Notices.

               Any  notice  or  communication   shall  be  in  writing  and
          delivered in person or mailed by first-class mail, postage prepaid, addressed as follows:

                              if to the Company:
                              Jersey Central Power & Light Company
                              300 Madison Avenue
                              Morristown, New Jersey 07962-1911
                              Attention: Secretary
                              Facsimile No.: (201) 984-9423







                              if to the Trustee:
                              United States Trust Company of New York
                              114 West 47th Street
                              New York, New York 10036
                              Attn: Corporate Trust Department,
                                    Department B


               The Company or the Trustee, by giving notice to the other, may designate additional or different addresses for subsequent notices of communications. Upon request from the holder, if any, of Senior Indebtedness, the Company shall notify such holder of any such additional or different addresses of which the Company receives notice from the Trustee.


               Any notice or communication given to a Securityholder shall be mailed to the Securityholder at the Securityholder's address as it appears on the Register of the Registrar and shall be sufficiently given if mailed within the time prescribed.


               Failure   to   mail  a   notice   or   communication  to   a
          Securityholder or any defect in it shall not affect its sufficiency with respect to other Securityholders. If a notice or communication is mailed in the manner provided above, it is duly given, whether or not received by the addressee.


               If the Company mails a notice or communication to the Securityholders, it shall mail a copy to the Trustee and each Registrar, Paying Agent or co-Registrar.


          SECTION 11.03  Communication by Holders with Other Holders.

               Securityholders may communicate, pursuant to TIA Section 312(b), with other Securityholders with respect to their rights under this Indenture or the Securities. The Company, the Trustee, the Registrar, the Paying Agent and anyone else shall have the protection of TIA Section 312(c).


          SECTION 11.04  Certificate   and   Opinion   as   to   Conditions
          Precedent.

               Upon any request or application by the Company to the Trustee to take any action under this Indenture, the Company shall furnish to the Trustee:

               (1) an Officer's Certificate (complying with Section 11.05 hereof) stating that, in the opinion of such Officer, all conditions precedent to the taking of such action have been complied with; and






               (2) if appropriate, an Opinion of Counsel (complying with Section 11.05 hereof) stating that, in the opinion of such counsel, all such conditions precedent to the taking of such action have been complied with.


          SECTION 11.05  Statements Required in Certificate or Opinion.

               Each Officer's Certificate and Opinion of Counsel with respect to compliance with a covenant or condition provided for in this Indenture shall include:


               (1) a statement that each individual making such Officer's Certificate or Opinion of Counsel has read such covenant or condition;


               (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such Officer's Certificate or Opinion of Counsel are based;


               (3) a statement that, in the opinion of each such individual, he or she has made such examination or investigation as is necessary to enable him or her to express an informed opinion as to whether or not such covenant or condition has been complied with; and


               (4) a statement that, in the opinion of such individual, such covenant or condition has been complied with; provided, however, that with respect to matters of fact not involving any legal conclusion, an Opinion of Counsel may rely on an Officer's Certificate or certificates of public officials.


          SECTION 11.06  Severability Clause.

               If any provision in this Indenture or in the Securities shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.


          SECTION 11.07  Rules by Trustee, Paying Agent and Registrar.

               The Trustee may make reasonable rules for action by or a meeting of Securityholders. The Registrar and Paying Agent may make reasonable rules for their functions.


          SECTION 11.08  Legal Holidays.







               A "Legal Holiday" is any day other than a Business Day. If any specified date (including a date for giving notice) is a Legal Holiday, the action to be taken on such date shall be taken on the next succeeding day that is not a Legal Holiday, and if such action is a payment in respect of the Securities, no principal or interest installment shall accrue for the intervening period; except that if any payment is due on a Legal Holiday and the next succeeding day that is not a Legal Holiday is in the next succeeding calendar year, such payment shall be made on the Business Day immediately preceding such Legal Holiday.


          SECTION 11.09  Governing Law.

               This Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York, as applied to contracts made and performed within the State of New York, without regard to its principles of conflicts of laws.



          SECTION 11.10  No Recourse Against Others.

               No director, officer, employee or stockholder, as such, of the Company shall have any liability for any obligations of the Company under the Securities or this Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder shall waive and release all such liability. The waiver and release shall be part of the consideration for the issue of the Securities.


          SECTION 11.11  Successors.

               All agreements of the Company in this Indenture and the Securities shall bind its successors and assigns. All agreements of the Trustee in this Indenture shall bind its successors and assigns.


          SECTION 11.12  Multiple Original Copies of this Indenture.

               The parties may sign any number of copies of this Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. Any signed copy shall be sufficient proof of this Indenture.


          SECTION 11.13  No Adverse Interpretation of Other Agreements.

               This  Indenture  may  not   be  used  to  interpret  another
          indenture,  loan  or  debt  agreement  of  the   Company  or  any







          Subsidiary. Any such indenture, loan or debt agreement may not be used to interpret this Indenture.


          SECTION 11.14  Table of Contents; Headings, Etc.

               The Table of Contents, Cross-Reference Table, and headings of the Articles and Sections of this Indenture have been inserted for convenience of reference only, are not to be considered a part hereof, and shall in no way modify or restrict any of the terms or provisions hereof.




          SECTION 11.15  Benefits of the Indenture.

               Nothing in this Indenture or in the Securities, express or implied, shall give to any person, other than the parties hereto and their successors hereunder and the Holders, any benefit or any legal or equitable right, remedy or claim under this Indenture, except as expressly provided in Article 10 hereof.


                                      SIGNATURES

               IN WITNESS WHEREOF, the undersigned, being duly authorized, have executed this Indenture on behalf of the respective parties hereto as of the date first above written.



                                   JERSEY CENTRAL POWER & COMPANY

                                   By:

                                   Name:

                                   Title:




                                   UNITED STATES TRUST COMPANY OF NEW YORK
                                   as Trustee

                                   By:

                                   Name:

                                   Title:










                            [FORM OF FACE OF THE SECURITY]

              __% Deferrable Interest Subordinated Debentures, Series A,
                                       due 2044


          No.  __________________
          $___________


          Jersey Central Power & Light Company, a New Jersey corporation (the "Company", which term includes any successor corporation under the Indenture hereinafter referred to), promises to pay to _______________ or registered assigns, the principal amount of
          _____________________________ Dollars on _______________, 2044.

               Interest  Payment   Dates:  the  last  day   of  each  month
          commencing on ____________, 1995, except as provided in the Indenture.

               Regular Record Dates: the 15th day of each month (or if all the Securities are held in book-entry-only form, the Business
          Day) immediately preceding the applicable Interest Payment Date.

               This Security shall not be valid until an authorized officer of the Trustee manually signs the Trustee's Certificate of Authentication below.

               Reference is hereby made to the further provisions of this Security set forth on the reverse hereof which shall for all purposes have the same effect as if set forth at this place.

               IN WITNESS WHEREOF, the Company has caused this Security to be signed manually or by facsimile by its duly authorized officers and a facsimile of its corporate seal to be affixed hereto or imprinted hereon.

                                   Jersey Central Power & Light Company

                                   By: ________________________________

                                   Name: _____________________________

                                   Title: _____________________________

                                   By: ________________________________

                                   Name: ______________________________

                                   Title: _____________________________

          Dated:  _____________________










          TRUSTEE'S CERTIFICATE OF AUTHENTICATION
          This is one of the Securities referred
          to in the within-mentioned Indenture.


          UNITED STATES TRUST COMPANY OF NEW YORK

          By: __________________________
               Authorized Signatory



















































                          [FORM OF REVERSE SIDE OF SECURITY]

             __ % Deferrable Interest Subordinated Debentures, Series A,
                                       due 2044

          1.    Payment of Interest and Additional Interest

               Jersey  Central   Power  &  Light  Company,   a  New  Jersey
          corporation (the "Company"), promises to pay interest on the principal amount of this Security (the "Series A Securities") at the rate per annum shown in its title above. Interest will be payable monthly on each Interest Payment Date, commencing _________, 1995. Interest on this Security will accrue for each day that elapses from the most recent date to which interest has been paid, or if no interest has been paid, from the date of its authentication, to the next Interest Payment Date; provided that, if there is no existing Event of Default in the payment of interest and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date. Interest will be computed on the basis of a 360-day year of twelve 30-day months. Under certain circumstances, the Company may be required to pay Additional Interest.

               The Company shall pay interest on overdue principal and interest on overdue installments of interest, to the extent lawful, at the rate per annum borne by this Security.

          2.   Deferral of Interest

               The Company may at any time and from time to time, if it is not in default in the payment of interest on the Series A Securities, extend the interest payment period on the Series A Securities for up to 60 consecutive months, but not later than ______________, 2044. At the end of such period the Company will pay all interest then accrued and unpaid (including interest on such interest if legally permitted), provided that during such interest extension period, which the Company may shorten at its option, neither the Company nor any Subsidiary will declare or pay any dividend on or purchase, redeem or acquire or make a liquidation payment on its Capital Stock.

          3.    Method of Payment

                    The Company will pay interest on the Series A Securities (except defaulted interest) to the persons who are registered Holders at the close of business on the 15th day of the month (or if all the Series A Securities are held in book-entry-only form, on the Business Day) immediately preceding the Interest Payment Date even if the Series A Security is thereafter canceled on registration of transfer or registration of exchange. Holders must surrender Securities to a Paying Agent to collect principal payments. The Company will pay principal and interest in money of the United States that at the time of payment is






          legal tender for payment of public and private debts. However, the Company may pay principal and interest by its check payable in such money. It may mail an interest payment to a Securityholder's registered address.

          4.   Paying Agent and Registrar

               Initially, the Trustee will act as Paying Agent and Registrar. The Company may appoint and change any Paying Agent or Registrar without notice, other than notice to the Trustee. The Company or an Affiliate of the Company may act as Paying Agent, Registrar or co-Registrar.

          5.   Indenture

               The  Company  issued  the   Series  A  Securities  under  an
          Indenture, dated as of __________, 1995 (the "Indenture"), between the Company and the Trustee. The Indenture also provides for the issuance by the Company from time to time of additional Securities of different series and with different terms and conditions but subject, nevertheless, to the Indenture. The terms of the Series A Securities include those stated herein and in the Indenture and those made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (the "TIA"). Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Indenture. The Series A Securities are subject to all such terms, and Securityholders are referred to the Indenture and the TIA for a statement of those terms.

               The Series A Securities are general unsecured obligations of the Company limited to $_______________ aggregate principal amount.

          6.    Redemption

               At the option of the Company, the Series A Securities are redeemable from and after __________, 2000, as a whole, or from time to time in part. The amount to be paid on redemption (the "Redemption Price") shall be equal to 100% of the principal amount thereof plus accrued and unpaid interest, including Additional Interest, if any, and accrued interest thereon, to the Redemption Date. The Company must notify the Trustee of its election to redeem the Series A Securities at least 45 days before the Redemption Date.

               If JCP&L Capital, L. P. (or any successor in interest) redeems the Series A Preferred Securities (or any securities issued in substitution for the Series A Preferred Securities), the Company is also required to redeem the Series A Securities pursuant to this paragraph 6.


          7.   Notice of Redemption; Conditional Notice.







               Notice of redemption will be mailed at least 30 days but not more than 90 days before the Redemption Date to each Holder of Series A Securities to be redeemed at the Holder's registered address. Interest on the Securities to be redeemed by the Company will cease to accrue after the Redemption Date. Series A Securities in denominations larger than $25.00 of principal amount may be redeemed in part but only in integral multiples of $25.00 of principal amount.

               If such notice states that it is subject to the receipt by the Trustee of funds from the Company on or before the Redemption Date, such notice shall be ineffective unless such funds are so received.

          8.    Subordination

               The Securities are subordinated to Senior Indebtedness (as that term - essentially, debt for borrowed money - is defined in the Indenture). To the extent provided in the Indenture, Senior Indebtedness must be paid before the Securities may be paid. The Company agrees, and each Securityholder by accepting a Security agrees, to such subordination and authorizes the Trustee to give it effect.

          9.   Denominations; Transfer; Exchange

               The Series A Securities are in registered form, without coupons, in denominations of $25.00 of principal amount and integral multiples of $25.00. A Holder may transfer or exchange Series A Securities in accordance with the Indenture. The Registrar may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not transfer or exchange any Securities for a period of five days before notice of redemption is given or any Securities that are selected for redemption (except, in the case of a Security to be redeemed in part, the portion of the Security not to be redeemed).

          10.   Persons Deemed Owners

               The registered Holder of this Security may be treated as the owner of this Security for all purposes.

          11.  Amendment; Waiver

               Subject to certain exceptions in the Indenture which require the consent of every Holder, (i) the Indenture or the Series A Securities may be amended with the written consent of the Holders of a majority in aggregate principal amount of the Series A Securities at the time outstanding, and (ii) certain defaults or noncompliance with certain provisions may be waived with the written consent of the Holders of a majority in aggregate principal amount of the Series A Securities at the time outstanding. Subject to certain exceptions in the Indenture,






          without the consent of any Securityholder, the Company and the Trustee may amend the Indenture or the Securities to cure any ambiguity, defect or inconsistency, to bind a successor to the obligations of the Indenture, to provide for uncertificated Securities in addition to certificated Securities, to comply with any requirements of the Securities and Exchange Commission in connection with the qualification of the Indenture under the TIA, to make any change that does not adversely affect the rights of any Securityholder or to provide for the issuance of any other series of Securities. Amendments bind all Holders and subsequent Holders.

          12.   Defaults and Remedies

               Under the Indenture, Events of Default include (i) default in payment of the principal amount, or interest, in respect of the Securities when the same becomes due and payable subject, in the case of interest, to the grace period and any extension period provided for in the Indenture; (ii) failure by the Company to comply with its other covenants in the Indenture or the Securities, subject to notice and lapse of time; and (iii) certain events of bankruptcy or insolvency of the Company. If an Event of Default occurs and is continuing, the Trustee, or the Holders of at least a majority in aggregate principal amount of the Securities at the time outstanding, may declare all the Securities to be due and payable immediately. Certain events of bankruptcy or insolvency are Events of Default which will result in the Securities becoming due and payable immediately upon the occurrence of such Events of Default.

               Securityholders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may refuse to enforce the Indenture or the Securities unless it receives reasonable indemnity and security. Subject to certain limitations, Holders of a majority in aggregate principal amount of the Securities at the time outstanding may direct the Trustee in its exercise of any trust or power. The Trustee may withhold from Securityholders notice of any continuing Default (except a Default in paying principal and/or interest) if it determines that withholding notice is in their interests.

          13.   Trustee Dealings with the Company

               Subject to certain limitations imposed by the TIA, the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and may otherwise deal with and collect obligations owed to it by the Company or its Affiliates and may otherwise deal with the Company or its Affiliates with the same rights it would have if it were not Trustee.

          14.   No Recourse Against Others

               A director, officer, employee or stockholder, as such, of the Company shall not have any liability for any obligations of the Company under the Securities or the Indenture or for any






          claim based on, in respect of or by reason of such obligations or their creation. By accepting a Security, each Securityholder waives and releases all such liability. The waiver and release are part of the consideration for the issue of the Securities.

          15.    Abbreviations

               Customary abbreviations may be used in the name of a Securityholder or an assignee, such as TEN COM (tenants in common), TEN ENT (tenants by the entireties), JT TEN (joint tenants with right of survivorship and not as tenants in common), CUST (custodian), and U/G/M/A (Uniform Gift to Minors Act).

          16.   Unclaimed Money

               If money for  the payment of  principal or interest  remains unclaimed for three years, the Trustee or Paying Agent will pay the money back to the Company at its request. After that, Holders entitled to such money must look to the Company for payment.

          17.   Discharge Prior to Maturity

               If the Company deposits with the Trustee or Paying Agent money or U.S. Government Obligations sufficient to pay the principal of and interest on the Securities to maturity, the Company will be discharged from the Indenture under certain conditions and except for certain provisions thereof.

          18.   Successor

               When a successor Person to the Company assumes all the obligations of its predecessor under the Securities and the Indenture in accordance with the Indenture, such predecessor shall be released from those obligations.

          19.   Governing Law

               THE INDENTURE AND THE SECURITIES SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, AS APPLIED TO CONTRACTS MADE AND PERFORMED WITHIN THE STATE OF NEW YORK, WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS.



















                                   ASSIGNMENT FORM

               To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to:

          _________________________________________________________________
               (Insert assignee's social security or tax I.D. number)

          _________________________________________________________________
               (Print or type assignee's name, address and zip code)

          a n d i r r e v o c a b l y a p p o i n t __________________________________________ agent to transfer this
          Security on the books of the Company. The agent may substitute another to act for him.



          Dated:  ________________      Signature: ________________________
                                        (Sign exactly as your  name appears
                                        on the other side of this Security)



          Signature Guaranty: ________________________

          (New York commercial bank or trust company or member of an accepted medallion guaranty)

































                INDENTURE BETWEEN JERSEY CENTRAL POWER & LIGHT COMPANY
                     AND UNITED STATES TRUST COMPANY OF NEW YORK
                          DATED AS OF ________________, 1995


                                  TABLE OF CONTENTS


                                      ARTICLE 1
                         DEFINITIONS AND INCORPORATION BY REFERENCE

               SECTION 1.01   Definitions.  . . . . . . . . . . . . . .   1

               SECTION 1.02   Other Definitions.  . . . . . . . . . . .   6

               SECTION 1.03   Incorporation  by   Reference  of  Trust
                              Indenture Act.  . . . . . . . . . . . . .   7

               SECTION 1.04   Rules of Construction.  . . . . . . . . .   7

               SECTION 1.05   Acts of Holders.  . . . . . . . . . . . .   8


                                      ARTICLE 2
                       THE SECURITIES; THE SERIES A SECURITIES

               SECTION 2.01   Issue of Securities Generally.  . . . . .   9

               SECTION 2.02   Form   of   the  Series   A  Securities;
                              Denominations; Global Security. . . . .    10

               SECTION 2.03   Execution and Authentication. . . . . .    11

               SECTION 2.04   Registrar and Paying Agent.   . . . . .    12

               SECTION 2.05   Paying Agent to Hold Money in Trust.  .    13

               SECTION 2.06   Securityholder Lists. . . . . . . . . .    13

               SECTION 2.07   Transfer and Exchange.  . . . . . . . .    13

               SECTION 2.08   Replacement Securities. . . . . . . . .    14

               SECTION 2.09   Outstanding  Securities;  Determinations
                              of Holders' Action. . . . . . . . . . .    15

               SECTION 2.10   Temporary Securities. . . . . . . . . .    16

               SECTION 2.11   Cancellation. . . . . . . . . . . . . .    17

               SECTION 2.12   CUSIP Numbers.  . . . . . . . . . . . .    17

               SECTION 2.13   Defaulted Interest. . . . . . . . . . .    17








                                      ARTICLE 3
                                      REDEMPTION

               SECTION 3.01   Redemption Right,  Obligation; Notice to
                              Trustee.  . . . . . . . . . . . . . . .    18

               SECTION 3.02   Selection of Securities to be Redeemed.    18

               SECTION 3.03   Notice   of    Redemption;   Conditional
                              Notice. . . . . . . . . . . . . . . . .    19

               SECTION 3.04   Effect of Notice of Redemption. . . . .    20

               SECTION 3.05   Deposit of Redemption Price.  . . . . .    20

               SECTION 3.06   Securities Redeemed in Part.  . . . . .    20


                                      ARTICLE 4
                                      COVENANTS

               SECTION 4.01   Payment of the Securities.  . . . . . .    20

               SECTION 4.02   Prohibition   Against  Dividends,   etc.
                              During an Event of Default. . . . . . .    23

               SECTION 4.03   SEC Reports.  . . . . . . . . . . . . .    23

               SECTION 4.04   Compliance Certificates.  . . . . . . .    23

               SECTION 4.05   Further Instruments and Acts. . . . . .    24

               SECTION 4.06   Investment Company Act. . . . . . . . .    24

               SECTION 4.07   Payments for Consents.  . . . . . . . .    24


                                      ARTICLE 5
                                SUCCESSOR CORPORATION

               SECTION 5.01   When the Company May Merge, Etc.  . . .    24


                                      ARTICLE 6
                                DEFAULTS AND REMEDIES

               SECTION 6.01   Events of Default.  . . . . . . . . . .    25

               SECTION 6.02   Acceleration. . . . . . . . . . . . . .    27

               SECTION 6.03   Other Remedies. . . . . . . . . . . . .    27

               SECTION 6.04   Waiver of Past Defaults.  . . . . . . .    28

               SECTION 6.05   Control by Majority.  . . . . . . . . .    28






               SECTION 6.06   Limitation on Suits.  . . . . . . . . .    28

               SECTION 6.07   Rights of Holders to Receive Payment. .    29

               SECTION 6.08   Collection Suit by the Trustee. . . . .    29

               SECTION 6.09   The Trustee May File Proofs of Claim. .    29

               SECTION 6.10   Priorities. . . . . . . . . . . . . . .    30

               SECTION 6.11   Undertaking for Costs.  . . . . . . . .    30

               SECTION 6.12   Waiver of Stay, Extension or
                              Usury Laws. . . . . . . . . . . . . . .    31


                                      ARTICLE 7
                                     THE TRUSTEE

               SECTION 7.01   Duties of the Trustee.  . . . . . . . .    31

               SECTION 7.02   Rights of the Trustee.  . . . . . . . .    32

               SECTION 7.03   Individual Rights of the Trustee. . . .    33

               SECTION 7.04   The Trustee's Disclaimer. . . . . . . .    34

               SECTION 7.05   Notice of Defaults. . . . . . . . . . .    34

               SECTION 7.06   Reports by Trustee to Holders.  . . . .    34

               SECTION 7.07   Compensation and Indemnity. . . . . . .    34

               SECTION 7.08   Replacement of Trustee. . . . . . . . .    35

               SECTION 7.09   Successor Trustee by Merger.  . . . . .    36

               SECTION 7.10   Eligibility; Disqualification.  . . . .    36

               SECTION 7.11   Preferential   Collection   of    Claims
                              Against the Company.  . . . . . . . . .    37


                                      ARTICLE 8
                       SATISFACTION AND DISCHARGE OF INDENTURE;
                 DEFEASANCE OF CERTAIN OBLIGATIONS; UNCLAIMED MONEYS

               SECTION 8.01   Satisfaction     and    Discharge     of
                              Indenture.  . . . . . . . . . . . . . .    37

               SECTION 8.02   Application   by    Trustee   of   Funds
                              Deposited for Payment of Securities.  .    38

               SECTION 8.03   Repayment  of  Moneys  Held   by  Paying
                              Agent.  . . . . . . . . . . . . . . . .    38






               SECTION 8.04   Return of Moneys Held by the Trustee and
                              Paying Agent Unclaimed for Three Years.    38


                                      ARTICLE 9
                                      AMENDMENTS

               SECTION 9.01   Without Consent of Holders. . . . . . .    39

               SECTION 9.02   With Consent of Holders.  . . . . . . .    39

               SECTION 9.03   Compliance with Trust Indenture Act.  .    40

               SECTION 9.04   Revocation   and  Effect   Of  Consents,
                              Waivers and Actions.  . . . . . . . . .    41

               SECTION 9.05   Notation on or Exchange of Securities.     41

               SECTION 9.06   Trustee     to     Sign     Supplemental
                              Indentures. . . . . . . . . . . . . . .    41

               SECTION 9.07   Effect of Supplemental Indentures.  . .    42


                                      ARTICLE 10
                                    SUBORDINATION

               SECTION 10.01  Securities   Subordinated   to    Senior
                              Indebtedness. . . . . . . . . . . . . .    42

               SECTION 10.02  Priority  and  Payment  of  Proceeds  in
                              Certain Events; Remedies Standstill.  .    42

               SECTION 10.03  Payments  which May  Be  Made  Prior  to
                              Notice. . . . . . . . . . . . . . . . .    44

               SECTION 10.04  Rights of Holders of Senior Indebtedness
                              Not to Be Impaired. . . . . . . . . . .    44

               SECTION 10.05  Trustee  May  Take Action  to Effectuate
                              Subordination.  . . . . . . . . . . . .    44

               SECTION 10.06  Subrogation.  . . . . . . . . . . . . .    45

               SECTION 10.07  Obligations  of  Company  Unconditional;
                              Reinstatement.  . . . . . . . . . . . .    45

               SECTION 10.08  Trustee Entitled to Assume  Payments Not
                              Prohibited in Absence of Notice.  . . .    46

               SECTION 10.09  Right   of   Trustee   to  Hold   Senior
                              Indebtedness. . . . . . . . . . . . . .    47


                                     ARTICLE 11






                                    MISCELLANEOUS

               SECTION 11.01  Trust Indenture Act Controls  . . . . .    47

               SECTION 11.02  Notices.  . . . . . . . . . . . . . . .    47

               SECTION 11.03  Communication  by   Holders  with  Other
                              Holders.  . . . . . . . . . . . . . . .    48

               SECTION 11.04  Certificate and Opinion as to Conditions
                              Precedent.  . . . . . . . . . . . . . .    48

               SECTION 11.05  Statements  Required  in Certificate  or
                              Opinion.  . . . . . . . . . . . . . . .    48

               SECTION 11.06  Severability Clause.  . . . . . . . . .    49

               SECTION 11.07  Rules  by  Trustee,  Paying   Agent  and
                              Registrar.  . . . . . . . . . . . . . .    49

               SECTION 11.08  Legal Holidays. . . . . . . . . . . . .    49

               SECTION 11.09  Governing Law.  . . . . . . . . . . . .    50

               SECTION 11.10  No Recourse Against Others. . . . . . .    50

               SECTION 11.11  Successors. . . . . . . . . . . . . . .    50

               SECTION 11.12  Multiple   Original   Copies   of   this
                              Indenture.  . . . . . . . . . . . . . .    50

               SECTION 11.13  No   Adverse  Interpretation   of  Other
                              Agreements. . . . . . . . . . . . . . .    50

               SECTION 11.14  Table of Contents; Headings, Etc. . . .    50

               SECTION 11.15  Benefits of the Indenture.  . . . . . .    51

          SIGNATURES  . . . . . . . . . . . . . . . . . . . . . . . .    51

          [FORM OF FACE OF THE SECURITY]  . . . . . . . . . . . . . .    52

               Trustee's Certificate of Authentication . . . . . . . .   53

          [FORM OF REVERSE SIDE OF SECURITY]  . . . . . . . . . . . .    54

               1.  Payment of Interest and Additional Interest  . . .    54
               2.  Deferral of Interest   . . . . . . . . . . . . . .    54
               3.  Method of Payment  . . . . . . . . . . . . . . . .    54
               4.  Paying Agent and Registrar   . . . . . . . . . . .    55
               5.  Indenture  . . . . . . . . . . . . . . . . . . . .    55
               6.  Redemption   . . . . . . . . . . . . . . . . . . .    55
               7.  Notice of Redemption; Conditional Notice   . . . .    55
               8.  Subordination  . . . . . . . . . . . . . . . . . .    56
               9.  Denominations; Transfer; Exchange  . . . . . . . .    56






               10. Persons Deemed Owners  . . . . . . . . . . . . . .    56
               11. Amendment; Waiver  . . . . . . . . . . . . . . . .    56
               12. Defaults and Remedies  . . . . . . . . . . . . . .    57
               13. Trustee Dealings with the Company  . . . . . . . .    57
               14. No Recourse Against Others   . . . . . . . . . . .    57
               15. Abbreviations  . . . . . . . . . . . . . . . . . .    58
               16. Unclaimed Money  . . . . . . . . . . . . . . . . .    58
               17. Discharge Prior to Maturity  . . . . . . . . . . .    58
               18. Successor  . . . . . . . . . . . . . . . . . . . .    58
               19. Governing Law  . . . . . . . . . . . . . . . . . .    58


          ASSIGNMENT FORM . . . . . . . . . . . . . . . . . . . . . .    59










































